SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Carolina Power & Light Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Carolina Power & Light Proxy Statement

Carolina Power & Light Company
410 S. Wilmington Street
Raleigh, NC 27601-1849

March 30, 2012

Dear Shareholder:

     I am pleased to invite you to attend the 2012 Annual Meeting of the Shareholders of Carolina Power & Light Company, which will be held on May 7, 2012 at 9:00 a.m. This year, our Annual Meeting will be a completely virtual meeting of shareholders and will be conducted via live webcast on the Internet. You will be able to attend the Annual Meeting online, and submit your questions during the meeting by visiting www.media-server.com/m/p/q2v8ud37.

     As described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement, the matters scheduled to be acted upon at the meeting for Carolina Power & Light Company are the election of eight (8) directors; an advisory (nonbinding) vote on executive compensation; and the ratification of the selection of the independent registered public accounting firm for Carolina Power & Light Company.

     Regardless of the size of your holdings, it is important that your shares be represented at the meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING ONLINE, PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE OR VOTE BY TELEPHONE IN ACCORDANCE WITH THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE. Voting by either of these methods will ensure that your vote is counted at the Annual Meeting if you do not attend the meeting online.

     I am delighted that you have chosen to invest in Carolina Power & Light Company and look forward to your participation in the meeting. On behalf of the management and directors of Carolina Power & Light Company, thank you for your continued support and confidence in 2012.

Sincerely,

William D. Johnson
Chairman of the Board

PROXY STATEMENT

VOTING YOUR PROXY IS IMPORTANT

     Your vote is important. Please promptly SIGN, DATE and RETURN the enclosed proxy card or VOTE BY TELEPHONE in accordance with the instructions on the enclosed proxy card so that as many shares as possible will be represented at the Annual Meeting.

     A self-addressed envelope, which requires no postage if mailed in the United States, is enclosed for your convenience.

Carolina Power & Light Proxy Statement

CAROLINA POWER & LIGHT COMPANY
d/b/a Progress Energy Carolinas, Inc.
410 S. Wilmington Street
Raleigh, North Carolina 27601-1849

____________________________

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY
MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON

MAY 7, 2012

     This notice, along with our Proxy Statement and Annual Report to Shareholders, is available at www.progress-energy.com/proxy.

     The Annual Meeting of the Shareholders of Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc. (the “Company”) will be held at 9:00 a.m. on May 7, 2012, via live webcast on the Internet at www.media-server.com/m/p/q2v8ud37.

     The meeting will be held in order to:

(1)	Elect eight (8) directors of the Company, each to serve a one-year term. The Board of Directors recommends a vote FOR each of the nominees for director.

(2)	Vote on an advisory (nonbinding) proposal to approve executive compensation. The Board of Directors recommends a vote FOR this proposal.

(3)	Ratify the selection of Deloitte & Touche LLP as the independent registered public accounting firm for the Company. The Board of Directors recommends a vote FOR the ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm.

(4)	Transact any other business as may properly be brought before the meeting.

     All holders of the Company’s $5 Preferred Stock, Serial Preferred Stock and Common Stock of record at the close of business on March 2, 2012, are entitled to attend the meeting and to vote. The stock transfer books will remain open.

By order of the Board of Directors

David B. Fountain
Corporate Secretary

Raleigh, North Carolina
March 30, 2012

PROXY STATEMENT

PROXY STATEMENT
TABLE OF CONTENTS

Carolina Power & Light Proxy Statement

CAROLINA POWER & LIGHT COMPANY
d/b/a Progress Energy Carolinas, Inc.
410 S. Wilmington Street
Raleigh, North Carolina 27601-1849

____________________________

PROXY STATEMENT
GENERAL

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (at times referred to as the “Board”) of proxies to be used at the Annual Meeting of Shareholders. That meeting will be held at 9:00 a.m. on May 7, 2012, via live webcast at www.media-server.com/m/p/q2v8ud37. Throughout this Proxy Statement, Carolina Power & Light Company is at times referred to as “we,” “our,” “us” or “PEC” and our parent company, Progress Energy, Inc., is referred to as “Progress Energy” or the “Parent.” This Proxy Statement and form of proxy were first sent to shareholders on or about March 30, 2012.

     An audio webcast of the Annual Meeting of Shareholders will be available online in Windows Media Player format at www.progress-energy.com/investor. The webcast will be archived on the site for three months following the date of the meeting.

     A copy of our Annual Report on Form 10-K for the year ended December 31, 2011, including financial statements and schedules, is attached to this Proxy Statement. Additional copies are available upon written request, without charge, to the persons whose proxies are solicited. Any exhibit to the Form 10-K is also available upon written request at a reasonable charge for copying and mailing. Written requests should be made to Ms. Sherri L. Green, Treasurer, Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc., P.O. Box 1551, Raleigh, North Carolina 27602-1551. Our Form 10-K is also available through the Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov or through our website at www.progress-energy.com/investor. The contents of these websites are not, and shall not be deemed to be, a part of this Proxy Statement or proxy solicitation materials.

     We have adopted a procedure approved by the SEC called “householding.” Under this procedure, shareholders of record who have the same address and last name will receive only one copy of our Proxy Statement and Annual Report, unless one or more of the shareholders at that address notify us that they wish to continue receiving individual copies. We believe this procedure provides greater convenience for our shareholders and saves money by reducing our printing and mailing costs and fees.

     If you prefer to receive a separate copy of our Proxy Statement and Annual Report, please write to Shareholder Relations, Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc., P.O. Box 1551, Raleigh, North Carolina 27602-1551 or telephone our Shareholder Relations Section at 919-546-3014, and we will promptly send you a separate copy. If you are currently receiving multiple copies of the Proxy Statement and Annual Report at your address and would prefer that a single copy be delivered there, you may contact us at the address or telephone number provided in this paragraph.

PROXY STATEMENT

PROXIES

     The accompanying proxy is solicited by our Board of Directors, and we will bear the entire cost of solicitation. We expect to solicit proxies primarily by mail. Proxies may also be solicited by telephone, email or other electronic media or personally by our and our affiliates’ officers and employees, who will not be specially compensated for such services.

     You may vote shares either during the meeting or by duly authorized proxy. In addition, you may vote your shares by telephone by following the instructions provided on the enclosed proxy card. The telephone voting facilities for shareholders of record will close at 10:00 a.m. on the day of the meeting. Any shareholder who has executed a proxy and attends the meeting online may elect to vote during the meeting rather than by proxy. You may revoke any proxy given by you in response to this solicitation at any time before the proxy is exercised by (i) delivering a written notice of revocation to our Corporate Secretary, (ii) timely filing, with our Corporate Secretary, a subsequently dated, properly executed proxy, or (iii) attending the Annual Meeting online and electing to vote at that time. Your participation in the Annual Meeting, by itself, will not constitute a revocation of a proxy. If you vote by telephone, you may also revoke your vote by any of the three methods noted above, or you may change your vote by voting again by telephone. If you decide to vote by completing and mailing the enclosed proxy card, you should retain a copy of certain identifying information found on the proxy card in the event that you decide later to change or revoke your proxy. You should address any written notices of proxy revocation to: Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc., P.O. Box 1551, Raleigh, North Carolina 27602-1551, Attention: Corporate Secretary.

     All shares represented by effective proxies received by the Company at or before the Annual Meeting, and not revoked before they are exercised, will be voted in the manner specified therein. Executed proxies that do not contain voting instructions will be voted “FOR” the election of all directors as set forth in this Proxy Statement; “FOR” the proposal approving the Company’s executive compensation, as set forth in this Proxy Statement; and “FOR” the ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012, as set forth in this Proxy Statement. Proxies will be voted at the discretion of the named proxies on any other business properly brought before the meeting.

Special Note for Shares Held in “Street Name”

     If your shares are held by a brokerage firm, bank or other nominee (i.e., in “street name”), you will receive directions from your nominee that you must follow in order to have your shares voted. “Street name” shareholders who wish to attend and vote during the online meeting will need to obtain a special proxy form from the brokerage firm, bank or other nominee that holds their shares of record. You should contact your brokerage firm, bank or other nominee for details regarding how you may obtain this special proxy form.

     If your shares are held in “street name” and you do not give instructions as to how you want your shares voted (a “nonvote”), the brokerage firm, bank or other nominee who holds the Company’s shares on your behalf may vote the shares at its discretion on “routine” matters only. However, such brokerage firm, bank or other nominee is not required to vote your shares and therefore these unvoted shares would be counted as “broker nonvotes.”

     With respect to “routine” matters, such as the ratification of the selection of the independent registered public accounting firm, a brokerage firm, bank or other nominee has authority (but is not required), under the rules governing self-regulatory organizations (the “SRO rules”), to vote its clients’ shares if the clients do not provide instructions. When a brokerage firm, bank or other nominee votes its clients’ securities on routine matters without receiving voting instructions, these shares are counted both for establishing a quorum to conduct business at the meeting and in determining the number of shares voted “FOR” or “AGAINST” such routine matters. The New York Stock Exchange (“NYSE”) recently amended its rules to further restrict the ability of brokers to vote on certain types of management-supported corporate governance proposals without specific client instructions. The NYSE

Carolina Power & Light Proxy Statement

had previously amended its rules to make any matter relating to executive compensation a “nonroutine” matter. Matters relating to executive compensation include advisory votes to approve the compensation of executives and to determine how frequently to hold an advisory vote to approve executive compensation.

     With respect to “nonroutine” matters, including the election of directors, matters relating to executive compensation and shareholder proposals, a brokerage firm, bank or other nominee is not permitted under the SRO rules to vote its clients’ shares if the clients do not specifically instruct their brokerage firm, bank or other nominee on how to vote their shares. The brokerage firm, bank or other nominee will so note on the vote card, and this constitutes a “broker nonvote.” “Broker nonvotes” will be counted for purposes of establishing a quorum to conduct business at the meeting but not for determining the number of shares voted “FOR,” “AGAINST” or “ABSTAINING” from such nonroutine matters. At the 2012 Annual Meeting of Shareholders, the following two nonroutine matters will be presented for a vote: the election of eight (8) directors of the Company with terms expiring in 2013; and an advisory (nonbinding) vote on executive compensation.

     Accordingly, if you do not vote your proxy, your brokerage firm, bank or other nominee may either: (i) vote your shares on routine matters and cast a “broker nonvote” on nonroutine matters, or (ii) leave your shares unvoted altogether. Therefore, we encourage you to provide instructions to your brokerage firm, bank or other nominee by voting your proxy. This action ensures that your shares and voting preferences will be fully represented at the meeting.

VOTING SECURITIES

     Our directors have fixed March 2, 2012, as the record date for shareholders entitled to vote at the Annual Meeting. Only holders of our $5 Preferred Stock, Serial Preferred Stock and Common Stock (collectively referred to as “shares”) of record at the close of business on that date are entitled to notice of and to vote at the Annual Meeting. Each share is entitled to one vote. As of March 2, 2012, there were outstanding 236,997 shares of $5 Preferred Stock, 349,850 shares of Serial Preferred Stock and 159,608,055 shares of Common Stock. Progress Energy owns all outstanding shares of our Common Stock.

     Consistent with state law and our By-Laws, the presence, in person or by proxy, of holders of at least a majority of the total number of shares entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and any adjournment thereof, unless a new record date is or must be set in connection with any adjournment. Shares held of record by shareholders or their nominees who do not vote by proxy or attend the live webcast of the Annual Meeting will not be considered present or represented at the Annual Meeting and will not be counted in determining the presence of a quorum. Proxies that withhold authority or reflect abstentions or “broker nonvotes” will be counted for purposes of determining whether a quorum is present.

     Pursuant to the provisions of the North Carolina Business Corporation Act, directors will be elected by a plurality of the votes cast by the holders of shares entitled to vote. Accordingly, assuming a quorum is present, the nominee(s) receiving the highest number of “FOR” votes will be elected. Withheld votes or shares held in “street name” that are not voted in the election of directors will not be included in determining the number of votes cast. Progress Energy intends to vote all of its shares of Common Stock “FOR” each nominee.

     Approval of an advisory (nonbinding) proposal regarding executive compensation as disclosed in this Proxy Statement will require the affirmative vote of a majority of votes actually cast by the holders of shares entitled to vote. Assuming a quorum is present, the number of “FOR” votes cast for this proposal at the meeting must exceed the number of “AGAINST” votes cast at the meeting in order for this proposal to be approved. Abstentions from voting and “broker nonvotes” will not count as votes cast and will not have the effect of a “negative” vote with respect to the vote on this proposal. Progress Energy intends to vote all of its shares of Common Stock “FOR” this proposal.

PROXY STATEMENT

     Approval of the proposal to ratify the selection of our independent registered public accounting firm, and other matters properly brought before the Annual Meeting, if any, generally will require the affirmative vote of a majority of votes actually cast by holders of shares entitled to vote. Assuming a quorum is present, the number of “FOR” votes cast at the meeting for this proposal must exceed the number of “AGAINST” votes cast at the meeting in order for the proposal to be approved. Abstentions from voting and “broker nonvotes” will not count as votes cast and will not have the effect of a “negative” vote with respect to any such matters. Progress Energy intends to vote all of its shares of Common Stock “FOR” this proposal.

     We will announce preliminary voting results at the conclusion of the Annual Meeting. We will publish the final results in a Current Report on Form 8-K within four (4) business days of the Annual Meeting. A copy of this Form 8-K may be obtained without charge by any of the means outlined above for obtaining a copy of our Annual Report on Form 10-K.

PROPOSAL 1—ELECTION OF DIRECTORS

     The Company’s amended By-Laws provide that the number of directors of the Company shall be not less than five nor more than nine. The amended By-Laws also provide for the annual election of each director. Directors will serve one-year terms upon election at the 2012 Annual Meeting of Shareholders.

     The Board of Directors nominates the following eight (8) nominees to serve as directors with terms expiring in 2013 and until their respective successors are elected and qualified: Jeffrey A. Corbett, William D. Johnson, Jeffrey J. Lyash, John R. McArthur, Mark F. Mulhern, James Scarola, Paula J. Sims, and Lloyd M. Yates. Proxies cannot be voted for a greater number of persons than nominees named.

     There are no family relationships between any of the directors, any executive officers or nominees for director of the Company or its subsidiaries, and there is no arrangement or understanding between any director or director nominee and any other person pursuant to which the director or director nominee was selected.

     The election of directors will be determined by a plurality of the votes cast at the Annual Meeting at which a quorum is present. This means that nominees receiving the highest number of “FOR” votes will be elected. Abstentions and broker nonvotes, if any, are not treated as votes cast and, therefore, will have no effect on the proposal to elect directors. Shareholders do not have cumulative voting rights in connection with the election of directors.

     Valid proxies received pursuant to this solicitation will be voted in the manner specified. Where specifications are not made, the shares represented by the accompanying proxy will be voted “FOR” the election of each of the eight (8) nominees. Votes (other than abstentions) will be cast pursuant to the accompanying proxy for the election of the nominees listed above unless, by reason of death or other unexpected occurrence, one or more of such nominees shall not be available for election, in which event it is intended that such votes will be cast for such substitute nominee or nominees as may be determined by the persons named in such proxy. The Board of Directors has no reason to believe that any of the nominees listed above will not be available for election as a director.

     The names of the eight (8) nominees for election to the Board of Directors, along with their ages, principal occupations or employment for the past five years, directorships of public companies held during the past five years, and disclosures regarding the specific experience, qualifications, attributes or skills that led the Board to conclude that such individuals should serve on the Board, are set forth below. The Board has not established any committees. The Company is a direct subsidiary of Progress Energy and an affiliate of Florida Power Corporation d/b/a Progress Energy Florida, Inc. (“PEF”), which is noted in the descriptions below. Information concerning the number of shares of Progress Energy’s Common Stock beneficially owned, directly or indirectly, by all current directors appears on page 8 of this Proxy Statement.

Carolina Power & Light Proxy Statement

     The Board of Directors recommends a vote “FOR” each nominee for director.

Nominees for Election

     JEFFREY A. CORBETT, age 52, is Senior Vice President, Energy Delivery, of the Company, since January 2008. In his current role, Mr. Corbett oversees operations and services in the Carolinas, including engineering, distribution, construction, metering, power restoration, community relations and customer service. He has served as a director of the Company since 2008. Mr. Corbett previously served as Senior Vice President, Energy Delivery, of PEF, from June 2006 to January 2008; Vice President, Distribution, of the Company, from January 2005 to June 2006; Vice President, Eastern Region, of the Company, from September 2002 to January 2005; General Manager, Eastern Region, of the Company, from January 2001 to August 2002; and Director, Distribution Power Quality and Reliability, from 1999 to December 2000. Before joining Progress Energy in 1999, Mr. Corbett spent 17 years with Virginia Power, serving in a variety of engineering and leadership roles. Mr. Corbett’s broad experience and knowledge in operations, customer service, energy efficiency and demand-side management will be critical assets as the Company pursues its strategy of undertaking the long-range investments and initiatives necessary to meet the growing energy needs of our customers, control costs and comply with public policies while creating long-term value.

     WILLIAM D. JOHNSON, age 58, is Chairman, President and Chief Executive Officer of Progress Energy, since October 2007. Mr. Johnson is also Chairman of PEC and PEF. He has served as Chairman of the Company since July 2007. Mr. Johnson previously served as President and Chief Operating Officer of Progress Energy, from January 2005 to October 2007. In that role, he oversaw the generation and delivery of electricity by PEC and PEF. Mr. Johnson has been with Progress Energy (formerly CP&L) in a number of roles since 1992, including Group President for Energy Delivery, President and Chief Executive Officer for Progress Energy Service Company, LLC and General Counsel and Corporate Secretary for Progress Energy. Before joining Progress Energy, Mr. Johnson was a partner with the Raleigh, N.C., law office of Hunton & Williams LLP, where he specialized in the representation of utilities. Mr. Johnson has served in a variety of senior management positions during his tenure with the Company. His background as a lawyer representing utilities, coupled with his years of hands-on experience at the Company, provides him with a unique perspective and a keen understanding of the opportunities and challenges facing the Company and our industry. Mr. Johnson’s breadth of knowledge and experience in addressing key operational, policy, legislative and strategic issues, and his proven leadership skills will be significant assets to the Company as it focuses on optimizing its balanced solution strategy for meeting our customers’ growing energy needs and complying with public policies in the face of a challenging economy, and a changing regulatory and legislative environment.

     JEFFREY J. LYASH, age 50, is Executive Vice President, Energy Supply, of Progress Energy, since June 2010. In his role, Mr. Lyash oversees Progress Energy’s diverse fleet of generating resources, including nuclear, coal, oil, natural gas and hydroelectric stations. In addition, he oversees fuel procurement for our generating fleet and the Company’s power trading operations. Mr. Lyash has served as Executive Vice President and as a director of the Company since 2009. He previously served as Executive Vice President of Corporate Development, Progress Energy, from July 2009 to June 2010; President and Chief Executive Officer, PEF, from June 2006 to July 2009; Senior Vice President, PEF, from November 2003 to June 2006; and Vice President, Transmission in Energy Delivery, PEC, from January 2002 to October 2003. Mr. Lyash joined Progress Energy (formerly CP&L) in 1993 and spent his first eight years at the Brunswick Nuclear Plant in Southport, N.C., in a number of management roles. His last position at Brunswick was as Director of site operations. Before joining Progress Energy, Mr. Lyash worked for the U.S. Nuclear Regulatory Commission (NRC) between 1984 and 1993 in a number of senior technical and management positions. Mr. Lyash’s breadth of experience and leadership abilities will continue to be valuable in the Company’s efforts to make the investments necessary to optimize its balanced solution strategy for meeting the future energy needs of its customers, controlling costs and satisfying public policies in a challenging economy and changing business environment.

PROXY STATEMENT

     JOHN R. MCARTHUR, age 56, is Executive Vice President of Progress Energy, since September 2008. In that role, Mr. McArthur is responsible for corporate and utility support functions, including Audit Services, Corporate Communications, Corporate Services, External Relations, Human Resources and Legal. He has served as a director of the Company since 2007. Mr. McArthur also serves as General Counsel, since April 2010, and previously from 2004 until 2009, and as Corporate Secretary of Progress Energy since 2004. He is also Executive Vice President of the Company since September 2008, Executive Vice President of PEF since November 2008 and Executive Vice President of Florida Progress Corporation since January 2010. Mr. McArthur has been with Progress Energy in a number of roles since 2001, including Senior Vice President, Corporate Relations, and Vice President, Public Affairs. Before joining Progress Energy, he was a senior adviser to N.C. Governor Mike Easley, handling major policy initiatives as well as media and legal affairs. Mr. McArthur’s extensive legal, policy and legislative experience will be critical assets to the Company as we optimize our balanced solution strategy of investments and initiatives that meet customers’ growing energy needs and comply with public policies, while creating long-term value.

     MARK F. MULHERN, age 52, is Senior Vice President and Chief Financial Officer of the Company, PEF and Progress Energy, since September 2008. Mr. Mulhern has served as a director of the Company since 2008. He previously served as Senior Vice President, Finance, of the Company and PEF, from November 2007 to September 2008, and Senior Vice President, Finance, of Progress Energy, from July 2007 to September 2008. Mr. Mulhern also served as President of Progress Ventures (the unregulated subsidiary of Progress Energy), from 2005 to 2008; Senior Vice President of Competitive Commercial Operations of Progress Ventures, from 2003 to 2005; Vice President, Strategic Planning, of Progress Energy, from 2000 to 2003; Vice President and Treasurer of Progress Energy, from 1997 to 2000; and Vice President and Controller of Progress Energy, from 1996 to 1997. Before joining Progress Energy (formerly CP&L) in 1996, Mr. Mulhern was the Chief Financial Officer at Hydra Co. Enterprises, the independent power subsidiary of Niagara Mohawk. He also spent eight years at Price Waterhouse, serving a wide variety of manufacturing and service businesses. Mr. Mulhern has worked in every financial management function at Progress Energy. He understands the Company and our industry. Mr. Mulhern’s experience and qualifications in corporate finance will be important to the Company’s efforts to meet its financial commitments and attract capital for funding the investments and initiatives necessary to implement the Company’s balanced solution strategy, while creating long-term value in a challenging economy and changing business environment.

     Other public directorships in past five years:
     EXCO Resources, Inc. (February 2010 to present)
     Highwoods Properties, Inc. (January 2012 to present)

     JAMES SCAROLA, age 56, is Senior Vice President and Chief Nuclear Officer of the Company and PEF, since January 2008. In that role, he oversees all aspects of the Company’s nuclear program. Mr. Scarola has served as a director of the Company since 2008. He previously served as Vice President at the Brunswick Nuclear Plant, from October 2005 to December 2007. Mr. Scarola joined Progress Energy (formerly CP&L) in 1998, where he served as Vice President at the Harris Nuclear Power Plant until October 2005. Mr. Scarola entered the nuclear power field in 1978 as a design engineer and has held positions in construction, start-up testing, maintenance, engineering and operations. Prior to joining Progress Energy, he was the General Manager of Florida Power & Light Company’s St. Lucie Nuclear Plant. Mr. Scarola has served in leadership positions at the Company at the plant level and throughout Progress Energy’s Nuclear Generation Group. He has been instrumental in developing a culture of performance. Mr. Scarola’s extensive technical knowledge and proven capabilities in the nuclear arena will be an asset in the years ahead, as the Company focuses on improving nuclear fleet performance and optimizing its balanced solution to meeting its customers’ growing electric energy needs, controlling costs and complying with public policies while creating long-term value.

Carolina Power & Light Proxy Statement

     PAULA J. SIMS, age 50, is Senior Vice President, Corporate Development and Improvement, of Progress Energy, since June 2010. In this role, Ms. Sims is responsible for implementing our balanced solution strategy for meeting the future energy needs of our customers. In addition, she oversees program development and construction of new generation projects, renewable energy and energy-efficiency programs, supply chain, information technology and wholesale power operations. Ms. Sims is the executive sponsor for Continuous Business Excellence, Progress Energy’s framework for improving processes, efficiency and overall cost management, and has responsibility for environmental, health and safety. She has served as a director of the Company since 2008. Ms. Sims previously served as Senior Vice President, Power Operations, of the Company and PEF, from July 2007 to June 2010; Senior Vice President, Regulated Services, of the Company, from January 2006 to July 2007; Vice President, Fossil Fuel Generation, of the Company and PEF, from January 2006 to April 2006; Vice President, Regulated Fuels, of the Company, from December 2004 to December 2005; Chief Operating Officer of Progress Fuels Corporation, from February 2002 to December 2004; and Vice President, Business Operations & Strategic Planning, of Progress Fuels Corporation, from June 2001 to February 2002. Before joining Progress Energy in 1999, Ms. Sims was with GE Aircraft Engines, where she served in a number of engineering, operations and plant management roles for over 15 years. Ms. Sims’ depth of knowledge and experience will continue to be valuable to the Company as it navigates a challenging economy and changing business environment. Ms. Sims’ leadership in creating a culture focused on improving efficiency and service while achieving sustainable savings will be important to the Company’s efforts to meet its financial commitments and attract the capital necessary for optimizing its balanced solution strategy for meeting customer needs and complying with public policies, while creating long-term value.

     LLOYD M. YATES, age 51, is President and Chief Executive Officer of the Company, since July 2007. Mr. Yates is responsible for overseeing the overall strategic direction and financial performance of the Company. He also oversees all aspects of the Company’s delivery operations, including distribution and customer service, transmission, and products and services. Mr. Yates has served as director of the Company since 2007. He served as Senior Vice President of the Company, from January 2005 to July 2007; Vice President, Transmission, from November 2003 to December 2004; and Vice President, Fossil Generation, from November 1998 to November 2003. Before joining Progress Energy (formerly CP&L) in 1998, Mr. Yates was with PECO Energy for over 16 years in several line operations and management positions. Mr. Yates’s vast experience and knowledge of the Company and our industry will continue to be significant assets as the Company optimizes its balanced solution strategy for meeting its customers’ future energy needs by combining energy-efficiency programs, alternative and renewable energy and a state-of-the-art power system. Mr. Yates has the proven leadership skills the Company will need as it seeks to create long-term value as it confronts a challenging economy, a complex business environment, and a changing regulatory landscape.

     Other public directorships in past five years:
     Marsh & McLennan Companies, Inc. (May 2011 to present)

PRINCIPAL SHAREHOLDERS

     The table below sets forth the only shareholders we know to beneficially own more than 5 percent (5%) of the outstanding shares of our Common Stock as of February 29, 2012. We are not aware of any person owning more than 5 percent (5%) of either our $5 Preferred Stock or our Serial Preferred Stock. Other than the previously noted three classes of stock, we do not have any other class of voting securities outstanding.

		Number of Shares	Percentage of
Title of Class	Name and Address of Beneficial Owner	Beneficially Owned	Class
Common Stock	Progress Energy, Inc.	159,608,055	100
	410 S. Wilmington Street
	Raleigh, NC 27601-1849

PROXY STATEMENT

MANAGEMENT OWNERSHIP OF COMMON STOCK

     None of our Directors or Officers owns any of the Company’s Common Stock or either series of our Preferred Stock.

     The following table describes the beneficial ownership of the Common Stock of Progress Energy as of February 29, 2012, of (i) all current directors and nominees for director, (ii) each executive officer named in the Summary Compensation Table presented later in this Proxy Statement, and (iii) all directors and nominees for director and executive officers as a group. As of February 29, 2012, none of the individuals or the group in the above categories owned 1 percent (1%) or more of Progress Energy’s voting securities. Unless otherwise noted, all shares of Progress Energy Common Stock set forth in the table are beneficially owned, directly or indirectly, with sole voting and investment power, by such shareholder.

Number of Shares
of Common Stock
Name	Beneficially Owned
Jeffrey A. Corbett	25,772
William D. Johnson	240,142
Jeffrey J. Lyash	28,087
John R. McArthur	76,535
Mark F. Mulhern	51,918
James Scarola	5,183
Paula J. Sims	33,360
Lloyd M. Yates	51,837
Shares of Progress Energy Common Stock beneficially owned by all directors and executive
officers of the Company as a group (9 persons)	520,822

Management Ownership of Units Representing Common Stock

     The table below shows ownership as of February 29, 2012, of (i) performance units recorded to reflect awards deferred under the Progress Energy Management Incentive Compensation Plan (“MICP”); (ii) performance shares awarded under the Performance Share Sub-Plan of Progress Energy’s 1997, 2002 and 2007 Equity Incentive Plans (“PSSP”) (see “Outstanding Equity Awards at 2011 Fiscal Year-End Table” on page 42); (iii) units recorded to reflect awards deferred under the PSSP; (iv) replacement units representing the value of our contributions to the Progress Energy 401(k) Savings & Stock Ownership Plan that would have been made but for the deferral of salary under Progress Energy’s Management Deferred Compensation Plan and contribution limitations under Section 415 of the Internal Revenue Code of 1986, as amended; and (v) Restricted Stock Units (“RSUs”) awarded under the 2002 and 2007 Progress Energy Equity Incentive Plans. A unit of Common Stock does not represent an equity interest in Progress Energy, and possesses no voting rights, but is equal in economic value at all times to one share of Progress Energy Common Stock.

Officer	MICP	PSSP	PSSP Deferred	MDCP	RSUs
William D. Johnson	1,890	117,490	—	1,170	73,938
Jeffrey L. Lyash	—	26,996	—	3,898	19,195
John R. McArthur	—	29,083	—	—	19,999
Mark F. Mulhern	949	26,030	—	—	18,765
Lloyd M. Yates	2,952	26,699	7,043	175	19,066

Carolina Power & Light Proxy Statement

CHANGES IN CONTROL

     On January 8, 2011, Duke Energy Corporation (“Duke Energy”) and our Parent entered into a Merger Agreement, pursuant to which our Parent will be acquired by Duke Energy in a stock-for-stock transaction and become a wholly owned subsidiary of Duke Energy (the “Merger”). Both companies’ shareholders have approved the Merger. However, consummation of the Merger is subject to customary conditions, including, among other things, expiration or termination of the applicable Hart-Scott-Rodino Act waiting period, and receipt of approval, to the extent required, from the Federal Energy Regulatory Commission, the Federal Communications Commission, the Nuclear Regulatory Commission, the North Carolina Utilities Commission, the Kentucky Public Service Commission, and the South Carolina Public Service Commission. Although there are no merger-specific regulatory approvals required in Indiana, Ohio or Florida, the companies will continue to update the public service commissions in those states on the Merger, as applicable and as required.

TRANSACTIONS WITH RELATED PERSONS

     There were no transactions in 2011 and there are no currently proposed transactions involving more than $120,000 in which the Company or any of its subsidiaries was or is to be a participant and in which any of the Company’s directors, executive officers, nominees for director or any of their immediate family members had a direct or indirect material interest except for compensation earned pursuant to their employment agreements for services they provide to the Company and its affiliates.

     Our Parent’s Board of Directors has adopted policies and procedures for the review, approval or ratification of Related Person Transactions under Item 404(a) of Regulation S-K (the “Policy”), which is attached to this Proxy Statement as Exhibit A. Progress Energy’s Board has determined that its Corporate Governance Committee (the “Governance Committee”) is best suited to review and approve Related Person Transactions because that Committee oversees Progress Energy’s Board of Directors’ assessment of its directors’ independence. Progress Energy’s Governance Committee will review and may recommend to the Board amendments to this Policy from time to time.

     For the purposes of the Policy, a “Related Person Transaction” is a transaction, arrangement or relationship, including any indebtedness or guarantee of indebtedness (or any series of similar transactions, arrangements or relationships), in which Progress Energy (including any of its subsidiaries) was, is or will be a participant and the amount involved exceeds $120,000, and in which any Related Person had, has or will have a direct or indirect material interest. The term “Related Person” is defined under the Policy to include our directors, executive officers, nominees to become directors and any of their immediate family members.

     Progress Energy’s general policy is to avoid Related Person Transactions. Nevertheless, Progress Energy recognizes that there are situations where Related Person Transactions might be in, or might not be inconsistent with, our best interests and those of our shareholders. These situations could include (but are not limited to) situations where we might obtain products or services of a nature, quantity or quality, or on other terms, that are not readily available from alternative sources or when we provide products or services to Related Persons on an arm’s length basis on terms comparable to those provided to unrelated third parties or on terms comparable to those provided to employees generally. In determining whether to approve or disapprove each Related Person Transaction, the Governance Committee considers various factors, including (i) the identity of the Related Person; (ii) the nature of the Related Person’s interest in the particular transaction; (iii) the approximate dollar amount involved in the transaction; (iv) the approximate dollar value of the Related Person’s interest in the transaction; (v) whether the Related Person’s interest in the transaction conflicts with his obligations to the Company and its shareholders; (vi) whether the transaction will provide the Related Person with an unfair advantage in his dealings with the Company; and (vii) whether the transaction will affect the Related Person’s ability to act in the best interests of the Company and its shareholders. The Governance Committee will approve only those Related Person Transactions that are in, or are not inconsistent with, the best interests of the Company and its shareholders.

PROXY STATEMENT

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers to file reports of their holdings and transactions in our securities and those of our Parent with the SEC and the NYSE. Based on our records and other information, we believe that all Section 16(a) filing requirements applicable to our directors and executive officers with respect to the Company’s 2011 fiscal year were met, except as follows: Jeffrey M. Stone inadvertently failed to file on a timely basis a Form 4 with respect to an ad hoc restricted stock unit award granted under the Progress Energy 2007 Equity Incentive Plan. A Form 4 reporting the transaction was filed on April 12, 2011.

CODE OF ETHICS

     In keeping with its commitment to sound corporate governance, the Board of Directors of Progress Energy has adopted a comprehensive written Code of Ethics that incorporates an effective reporting and enforcement mechanism. The Code of Ethics is applicable to all employees of Progress Energy and its subsidiaries, including our Chief Executive Officer, our Chief Financial Officer and our Controller. The Board has adopted Progress Energy’s Code of Ethics as its own standard. Board members, our officers and our employees certify their compliance with Progress Energy’s Code of Ethics on an annual basis.

     Progress Energy’s Code of Ethics is posted on our Parent’s Internet website and can be accessed at www.progress-energy.com/investor and is available in print at no cost to any shareholder upon written request.

     Our Parent intends to satisfy the disclosure requirements under Item 5.05 of Form 8-K relating to amendments to or waivers from any provision of the Code of Ethics applicable to our Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer and Controller by posting such information on its website cited above.

DIRECTOR INDEPENDENCE

     The Board of Directors has determined that none of the persons who served as directors for any portion of 2011 was, and none of the current directors or nominees for director is, independent, as that term is defined under the general independence standards contained in the listing standards of the NYSE because they are all employees of the Company and/or its affiliates. Neither the NYSE rules nor the SEC rules require our directors to be independent.

BOARD, BOARD COMMITTEE AND ANNUAL MEETING ATTENDANCE

     The Board of Directors is currently comprised of eight (8) members. The Board of Directors met three (3) times in 2011. Average attendance of the directors at the meetings of the Board held in 2011 was 92 percent, and no directors attended less than 100 percent of all Board meetings held in 2011 except for Mr. Scarola, who, due to travel obligations on behalf of the Company, did not attend two of the three meetings that were held. As a result, his average attendance was 33 percent.

     Our Company expects all directors to attend its annual meetings of shareholders. All directors who were serving as directors as of May 11, 2011, the date of the 2011 Annual Meeting of Shareholders, attended that meeting.

BOARD COMMITTEES

     In conjunction with the restructuring of the Company’s Board in 2007 to include only employees of the Company and its affiliates, the Board determined that it was not necessary to establish committees of the Board. Therefore, the Company does not have a separately standing audit committee, compensation committee or nominating committee. The Board believes that this approach increases efficiency and permits the Company to better execute its business strategy.

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     The full Board participates in the consideration of director nominees.

     The Organization and Compensation Committee of Progress Energy’s Board of Directors has been delegated authority on behalf of the Company to approve senior management compensation, including making senior executive compensation recommendations to our Board, as appropriate. The following individuals are members of the Organization and Compensation Committee of Progress Energy’s Board: Ms. E. Marie McKee—Chair, and Messrs. John D. Baker II, Harris E. DeLoach, Jr., James B. Hyler, Jr., Robert W. Jones, Melquiades R. “Mel” Martinez, and John H. Mullin, III.

     The Audit and Corporate Performance Committee of Progress Energy’s Board is responsible for the pre-approval of audit and nonaudit services provided to the Company by its independent registered accounting firm. The following individuals are members of the Audit and Corporate Performance Committee of Progress Energy’s Board: Ms. Theresa M. Stone—Chair, and Messrs. James E. Bostic, Jr., W. Steven Jones, Charles W. Pryor, Jr., Carlos A. Saladrigas, and Alfred C. Tollison, Jr. Ms. Stone and Mr. Saladrigas have been designated by the Progress Energy Board of Directors as the “Audit Committee Financial Experts,” as that term is defined in the SEC rules.

Compensation Committee Interlocks and Insider Participation

     The Company’s Board does not have a compensation committee. As noted above, the Organization and Compensation Committee of Progress Energy’s Board of Directors has been delegated authority on behalf of the Company to approve senior management compensation. William D. Johnson, our Parent’s Chief Executive Officer and our Chairman of the Board, is responsible for conducting annual performance evaluations of the other executive officers and making recommendations to the Organization and Compensation Committee of Progress Energy’s Board regarding those executives’ compensation.

     There are no relationships that require disclosure under Item 407(e)(4)(iii) of Regulation S-K.

DIRECTOR NOMINATING PROCESS AND COMMUNICATIONS
WITH BOARD OF DIRECTORS

Director Candidate Recommendations and Nominations by Shareholders

     Shareholders should submit any director candidate recommendations in writing in accordance with the method described under “Communications with the Board of Directors” below. Any director candidate recommendation that is submitted by one of our shareholders will be acknowledged, in writing, by the Corporate Secretary. The recommendation will be promptly forwarded to the Chairman of the Board, who will place consideration of the recommendation on the agenda for the Board’s regular November meeting. The Board will discuss candidates recommended by shareholders at its November meeting, and will determine whether it will nominate a particular candidate for election to the Board.

     Additionally, in accordance with Section 10 of our By-Laws, any shareholder of record entitled to vote for the election of directors at the applicable meeting of shareholders may nominate persons for election to the Board of Directors if that shareholder complies with the notice procedure set forth in the By-Laws and summarized in “Future Shareholder Proposals” on page 67 of this Proxy Statement.

Process for Identifying and Evaluating Director Candidates

     The full Board evaluates all director candidates, including those nominated or recommended by shareholders, in accordance with the Board’s qualification standards. The Board evaluates each candidate’s qualifications and assesses them against the perceived needs of the Board. Qualification standards for all Board members include: integrity; sound judgment; financial acumen; strategic thinking; ability to work effectively as a

PROXY STATEMENT

team member; demonstrated leadership; experience in a field of business; professional or other activities that bear a relationship to our mission and operations; appreciation of the business and social environment in which we operate; and an understanding of our responsibilities to shareholders, employees, customers and the communities we serve. The Company does not have a nominating committee.

Communications with the Board of Directors

     The Board has approved a process for shareholders to send communications to the Board. That process provides that shareholders can send communications to the Board or to specified individual directors in writing c/o David B. Fountain, Corporate Secretary, Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc., P.O. Box 1551, Raleigh, North Carolina 27602-1551.

     We screen mail addressed to the Board or any specified individual director for security purposes and to ensure that the mail relates to discrete business matters relevant to the Company. Mail that satisfies these screening criteria is forwarded to the appropriate director.

BOARD DIVERSITY

     The Company’s Board does not have a separately standing nominating committee. Rather, the full Board participates in the consideration of director nominees. The Board does not have a policy with regard to the consideration of diversity in identifying director nominees; however, diversity and inclusion is an integral part of the Company’s culture. The Company recognizes that its success is dependent upon a sound corporate strategy and highly motivated employees who bring diverse perspectives, experiences and abilities to the workplace.

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

Board Leadership Structure

     Our By-Laws require the Board to appoint a Chief Executive Officer who shall also be either the Chairman, the Vice Chairman or the President of the Company. Currently, the Board believes that the Company’s interests are best served by separating the roles of Chairman and Chief Executive Officer. William D. Johnson serves as Chairman, and Lloyd M. Yates serves as President and Chief Executive Officer. Although the two roles are separate, the individuals who serve in the roles are both employees of the Company or its affiliates. Indeed, the Company’s Board is comprised entirely of employees of the Company or its affiliates. The Company believes that this structure simplifies the decision-making process, increases efficiency and permits the Company to better execute its business strategy. This is particularly beneficial for the Board at this time given the rapidly evolving nature of the energy industry and the complexity of the projects being undertaken by the Company, including the implementation of its coal-to-gas strategy.

     As a result of the restructuring of the Company’s Board in 2007, none of the current directors is independent, as that term is defined under the general independence standards contained in the listing standards of the NYSE, because they are all employees of the Company or its affiliates. Neither the NYSE rules nor the SEC rules require our directors to be independent. The Company does not have a Lead Director.

Board Role in Risk Oversight

     Our Parent has established a framework that supports the risk management activities that occur across Progress Energy, including the Company. The framework establishes processes for identifying, measuring, managing and monitoring risk across our Parent and its subsidiaries. Our Parent also maintains an ongoing oversight structure that details risk types and the internal organizations and Committees of our Parent’s Board that have oversight and governance responsibility for each risk type. Progress Energy’s Chief Executive Officer and Senior Management have responsibility for assessing and managing the Company’s exposure to risk. In this

Carolina Power & Light Proxy Statement

regard, our Parent has established a Risk Management Committee, comprised of various senior executives, that provides guidance and direction in the identification and management of financial risks. The Company’s Board is not involved in the Company’s day-to-day risk management activities; however, our Parent’s Board and its various Committees are involved in different aspects of overseeing those activities.

     The risks associated with our strategic plan are discussed annually with Progress Energy’s Board. Because overseeing risk is an ongoing process and inherent in our Parent’s strategic decisions, Progress Energy’s Board also discusses risk throughout the year at other meetings in relation to specific proposed actions.

     The Audit and Corporate Performance Committee of Progress Energy’s Board is responsible for ensuring that appropriate risk management guidelines and controls are in place and reviews the oversight structure for managing risk. The Audit and Corporate Performance Committee reviews and discusses with management our Parent’s guidelines and policies governing risk assessment and risk management. The Audit and Corporate Performance Committee is also responsible for oversight of the risks associated with financial reporting and our Parent’s compliance with legal and regulatory requirements.

     The Finance Committee of Progress Energy’s Board is responsible for the oversight of the Risk Management Committee Policy and Guidelines. It oversees the financial risks associated with guarantees, risk capital, corporate financing activities and debt structure. The Finance Committee ensures that dollar amounts and limits are managed within the established framework. The Finance Committee reports to the full Board of Progress Energy at least once a quarter.

     The Operations and Nuclear Oversight Committee of Progress Energy’s Board is charged with oversight of risks related to operations, major capital projects and environmental, health and safety issues.

     The Organization and Compensation Committee of Progress Energy’s Board is responsible for the oversight of risks that can result from personnel issues and misalignment between compensation and performance plans and the interests of Progress Energy’s shareholders.

     Our Parent’s risk management structure is designed to enable Progress Energy’s Board to stay informed about and understand the key risks facing the Company, understand how those risks relate to the Company’s business and strategy, and the steps our Parent is taking to manage those risks.

PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

     This Compensation Discussion and Analysis (“CD&A”) relates to the compensation of the executive officers of the Company. The officers of the Company’s parent, Progress Energy, Inc. (the “Parent” or “Progress Energy”) also serve as officers and/or directors of various Progress Energy subsidiaries, including the Company, in 2011.

     The total compensation of Progress Energy’s executive officers was designed to cover the full range of services provided to Progress Energy and its subsidiaries. It is not the policy of Progress Energy to allocate compensation paid to its executive officers among the various subsidiaries in which they provide services. The Organization and Compensation Committee of Progress Energy’s Board of Directors (throughout this CD&A, the “Committee”) is designated authority on behalf of the Company to approve senior management compensation, including making senior executive compensation recommendations to subsidiary boards, as appropriate.

EXECUTIVE SUMMARY

     The Company is an integrated electric utility primarily engaged in the regulated utility business. As a wholly owned subsidiary of Progress Energy, our executive compensation philosophy has been aligned with that of our Parent. It is designed to provide competitive compensation consistent with key principles that we believe are critical to our long-term success. The Committee took into account the affirmative shareholder advisory vote on executive compensation at the 2011 Annual Meeting. Because a vast majority (over 99%) of our shareholders approved the compensation described in the proxy statement for the 2011 Annual Meeting, the Committee did not implement changes to our compensation program as a result of the shareholder advisory vote.

     We are committed to providing an executive compensation program that supports the following goals and philosophies:

  Aligning our management team’s interests with shareholders’ expectations of long-term shareholder value, earnings per share growth and a competitive dividend yield;

  Effectively compensating our management team for actual performance over the short and long term;

  Rewarding operating performance results that are sustainable and consistent with safe, reliable and efficient electric service;

  Attracting, engaging and retaining an experienced and effective management team;

  Motivating and rewarding our management team to create shareholder value that is sustainable and consistent with prudent risk-taking and based on sound corporate governance practices; and

  Providing market competitive levels of target (i.e., opportunity) compensation.

     Highlights of the 2011 executive compensation program were:

  Our named executive officers’ (“NEOs”) target (i.e., opportunity) total compensation levels were approximately 24% below the 50th percentile of our benchmarking peer group as described below in the Benchmarking section.

  We continued to provide only minimal executive perquisites (only those prevalent in the marketplace and that are conducive to promoting our desired business outcomes) and no tax gross-ups were made on any perquisites.

Carolina Power & Light Proxy Statement
  Payments under the Management Incentive Compensation Plan (“MICP”) and the Performance Share Sub-Plan (“PSSP”) were based on the achievement of multiple performance factors that we believe drive shareholder value.

  Based on management’s achievement of key strategic initiatives, the Committee made a number of decisions including:
  providing on average a 3% merit-based increase;

  awarding equity grants at target value;

  awarding ad hoc restricted stock unit (“RSU”) grants to each of the NEOs to, among other things, provide a long-term retention incentive for the pending merger with Duke Energy; and

  increasing our Chairman’s annual incentive target opportunity from 85% to 100%.

     For 2011, the Company’s NEOs were:

  William D. Johnson, Chairman;

  Mark F. Mulhern, Senior Vice President and Chief Financial Officer;

  Jeffrey J. Lyash, Executive Vice President – Energy Supply;

  Lloyd M. Yates, President and Chief Executive Officer; and

  John R. McArthur, Executive Vice President, General Counsel and Corporate Secretary.

I. COMPENSATION OVERVIEW

ASSESSMENT OF RISK

     Progress Energy’s subsidiaries, including the Company, are highly regulated at both the federal and state levels. Risks which are undertaken outside the normal course of business are carefully evaluated by senior management and our Parent’s Board of Directors. We believe our compensation program for executive officers does not incentivize excessive risk taking for the following reasons:

  Our compensation program is evaluated annually by the Committee, with the assistance of its compensation consultant, for its effectiveness and consistency with the Company’s goals.

  Our incentive compensation practices do not reward the executive officers for meeting or exceeding volume or revenue targets.

  Our compensation program appropriately balances short- and long-term incentives with approximately 63% of total target compensation for the Chairman and approximately 52% of total target compensation for the other NEOs provided in equity and focused on long-term performance.

  The PSSP rewards significant and sustainable performance over the longer term by focusing on three-year earnings per share growth and three-year relative total shareholder return.

PROXY STATEMENT
  The MICP focuses on ongoing earnings per share and legal entity net income, as defined in the MICP, because we believe that these measures fundamentally drive shareholder value and the long-term health of our Parent and the Company.

  The executive officers are subject to stock ownership guidelines independently set by the Committee to ensure long-term alignment with shareholders.

  Directors and employees, including the NEOs, are not permitted to enter into hedging transactions involving our stock.

  The Committee has discretion to adjust all incentive awards based on factors it deems appropriate, including the Company’s, our Parent’s, and the individual executive’s performance and how results are achieved.

     We have determined that the compensation program for executive officers who are in senior management positions does not encourage excessive risk taking for all the reasons stated above.

PROGRAM ADMINISTRATION

     Our executive compensation program was administered by the Committee comprised of seven independent directors (as defined under the NYSE Corporate Governance Rules). The Committee may form and delegate to subcommittees such power and authority as the Committee deems appropriate. Members of the Committee currently have not received compensation under any compensation program in which our executive officers participate. For a discussion of director compensation, see the “Director Compensation” section on page 60 of this Proxy Statement.

     The Committee’s charter authorizes the Committee to hire outside consultants. The Committee evaluates the performance of its compensation consultant annually to assess the consultant’s effectiveness in assisting the Committee with implementing the Company’s compensation program and principles. The Committee retained Meridian Compensation Partners, LLC (“Meridian”) as its independent executive compensation consultant to assist the Committee in meeting the Company’s compensation objectives. The Committee met regularly with its consultant in executive session to discuss matters independent of management. Under the terms of its engagement, in 2011 Meridian reported directly to the Committee. Meridian’s only professional service is executive compensation advisory services, which it provided to the Committee. Meridian provided no other services to the Committee or the Company.

     Members of management met periodically with the compensation consultant to ensure the consultant understands our business strategy and that of our Parent. On an as-needed basis, our Parent provided the consultant with information regarding our executive compensation and benefit plans and how we administer them. In addition, the executive officers ensured that the Committee received administrative support and assistance, and made recommendations to the Committee to ensure that compensation plans were aligned with our business strategy and met the principles described above. John R. McArthur, our Executive Vice President, served as management’s liaison to the Committee. William D. Johnson, our Parent’s Chief Executive Officer, is responsible for conducting annual performance evaluations of the other executive officers and making recommendations to the Committee regarding those executives’ compensation. The independent directors of our Parent’s Board conduct an annual performance evaluation of Mr. Johnson. The Committee discusses the results of the evaluation with Mr. Johnson and makes compensation decisions for him giving consideration to the evaluation results.

Carolina Power & Light Proxy Statement

COMPETITIVE POSITIONING PHILOSOPHY

     The Committee’s and our Parent’s philosophy is to target the midpoint (i.e., 50th percentile) of the marketplace in setting compensation levels. Also consistent with 50th percentile market practices, it is our philosophy to deliver a preponderance of total compensation to executives in the form of short- and long-term incentive compensation. The Committee believes this compensation philosophy balances the need for competitiveness in attracting, engaging and retaining top talent while being measured and cost effective. This philosophy is also aligned with our executive compensation objective of linking pay to performance. When we benchmark and set compensation for our executives against a peer group, we focus on “target” compensation. Target compensation is the value of a pay opportunity as of the beginning of the year. For short-term incentives, this means the value of that incentive opportunity based on the target percentage of salary if our performance objectives are achieved. For example, our Parent’s Chief Executive Officer’s target annual incentive opportunity is 100% of salary. This means if we reach our targeted financial objectives for the year, a target incentive award would likely be paid. Correspondingly, if performance should fall short or rise above these goals, then the earned incentive award would typically be lesser or greater than targeted. In any event, target annual incentive opportunities are not a certainty but are a function of business results.

     For the performance shares, the ultimate value of any earned award is entirely a function of performance against the pre-established 3-year performance goals as well as the value of the underlying stock price. Also, for the RSUs the value of any earned award is a function of continued service and the value of the underlying stock price. The target value is not a certainty but only the value of the opportunity.

     What ultimately might be earned from either short- or long-term incentives is a function of performance and extended service. With respect to our variable pay programs, it is generally not the Company’s purpose to deliver comparable pay outcomes versus that of other companies because outcomes can differ by company based on their performance. Rather, our general compensation objective is to deliver comparable pay opportunities. Realized results will then be a significant function of performance and continued service. This is a common convention among companies; nonetheless, it is an important context to consider when reviewing the remainder of this CD&A where regular references to target award opportunities and/or grant date values for our compensation programs appear.

     Target total compensation opportunities are intended to approximate the 50th percentile of our Parent’s peer group (as defined below) with flexibility to pay higher or lower amounts based on individual contribution, competition, retention, succession planning and the uniqueness and complexity of a position. To review overall compensation delivered, the Committee utilizes tally sheets that provide a summary of the elements of compensation for each senior executive. The tally sheets indicate compensation opportunities and actual pay earned.

     The compensation opportunities vary significantly from individual to individual based on the specific nature of the executive position. For example, our Parent’s Chief Executive Officer is responsible for the overall performance of Progress Energy and, as such, his position has a greater scope of responsibility than our other executive positions and is benchmarked accordingly. From a market perspective, the position of Chief Executive Officer receives a greater compensation opportunity than other executive positions. The Committee therefore sets our Parent’s Chief Executive Officer’s compensation opportunity at a level that reflects the responsibilities of his position and the Committee’s expectations.

PROXY STATEMENT

COMPETITIVE BENCHMARKING

     On an annual basis, the Committee’s compensation consultant provides the Committee with a written analysis comparing base salaries, target annual incentives and the grant date value of long-term incentives of our executive officers to compensation opportunities provided to executive officers of our Parent’s peers. The comparative analysis is based on the 50th percentile (i.e., the median) values of the peer group. For 2011, the Committee approved the use of a peer group of 21 integrated utilities (the “Benchmarking Peer Group”). The Benchmarking Peer Group is comprised of utilities that have regulated and non-regulated business and was chosen based primarily on comparability of business, similarity in size, and likely competitors for talent. The 2010 median revenue of the Benchmarking Peer Group is $10.9 billion compared to our Parent’s $10.2 billion. These companies would likely be companies with which we primarily compete for executive talent. The table below lists the companies in the Benchmarking Peer Group.

Benchmarking Peer Group
Allegheny Energy, Inc.[1]	Duke Energy Corporation	PG&E Corporation
Ameren Corporation	Edison International	Pinnacle West Capital Corporation
American Electric Power Co., Inc.	Entergy Corporation	PPL Corporation
CenterPoint Energy, Inc.	Exelon Corporation	SCANA Corporation
CMS Energy Corporation	FirstEnergy Corporation	Southern Company
Dominion Resources, Inc.	NextEra Energy, Inc.	TECO Energy, Inc.
DTE Energy Company	NiSource, Inc.	Xcel Energy, Inc.

     1 Allegheny Energy, Inc. merged with FirstEnergy Corporation on February 25, 2011.

     The electric utility industry has subsectors identified frequently as competitive merchant, regulated delivery, regulated integrated, and unregulated integrated (typically state-regulated delivery and unregulated generation). Each of these subsectors typically differs in financial performance and market valuation characteristics such as earnings multiples, earnings growth prospects and dividend yields. Progress Energy generally is identified as being in the regulated integrated subsector. The Committee annually evaluates the Benchmarking Peer Group to ensure that it remains appropriate for compensation comparisons.

SECTION 162(m) IMPACTS

     Section 162(m) of the Internal Revenue Code of 1986, as amended, limits (with certain exceptions) the amount a publicly held company may deduct each year for compensation over $1 million paid or accrued with respect to its chief executive officer and any of the other three most highly compensated officers (excluding the chief financial officer). Certain performance-based compensation is, however, specifically exempt from the deduction limit. To qualify as performance-based, compensation must be paid pursuant to a plan that is:

  administered by a committee of outside directors;

  based on achieving objective performance goals; and

  disclosed to and approved by the shareholders.

Carolina Power & Light Proxy Statement

     The Committee considers the impact of Section 162(m) when designing executive compensation elements and attempts to minimize nondeductible compensation. The PSSP under the 2007 Equity Incentive Plan (the “Equity Incentive Plan”) approved by our Parent’s shareholders in 2007 is designed to meet the deductibility requirements of Section 162(m) as performance-based pay. Our Parent also received shareholder approval of the Progress Energy 2009 Executive Incentive Plan (the “EIP”), an annual cash incentive plan for our Parent’s NEOs, in 2009. The MICP and EIP were designed to work together to enable the Company to preserve the tax deductibility of incentive awards under Section 162(m) of the Internal Revenue Code, as amended, to the extent practicable. The sole purpose of the EIP is to preserve the tax deductibility of incentive awards that are qualified performance-based compensation.

STOCK OWNERSHIP GUIDELINES

     To align the interests of our executives with the interests of our Parent’s shareholders, the Committee utilizes stock ownership guidelines for all executive officers. The guidelines are designed to ensure that our management maintains a significant financial stake in Progress Energy’s long-term success. The guidelines require each senior executive to own a multiple of his or her base salary in the form of Progress Energy common stock within five years of assuming his or her position. The required levels of ownership are designed to reflect the level of responsibility that the executive positions entail and to be consistent with prevailing market practices.

     The Committee benchmarked both the position levels and the multiples of our guidelines against those of the Benchmarking Peer Group and general industry practices. The benchmarking for 2011 indicated that our Parent’s guidelines were “at market” with respect to ownership levels, the types of equity that count toward ownership, and the timeframe for compliance. The stock ownership guidelines for Progress Energy’s executive officer positions are shown in the table below:

Position Level	Stock Ownership Guidelines
Chief Executive Officer	5.0 times Base Salary
Chief Operating Officer	4.0 times Base Salary
Chief Financial Officer	3.0 times Base Salary
Presidents/Executive Vice Presidents/Senior Vice Presidents	3.0 times Base Salary

     For purposes of meeting the applicable guidelines, the following are considered as common stock owned by an executive: (i) shares owned outright by the executive; (ii) stock held in a defined contribution, Employee Stock Ownership Plan, or other stock-based plan; (iii) phantom stock deferred under an annual incentive or base salary deferral plan; (iv) stock earned and deferred in any long-term incentive plan account; (v) restricted stock awards and RSUs; and (vi) stock held in a family trust or immediate family holdings.

     Directors and employees, including the NEOs, are not permitted to enter into hedging transactions involving our Parent’s stock.

     As of February 22, 2012, our NEOs exceeded the guidelines (see Management Ownership table on page 8 of this Proxy Statement for specific details).

PROXY STATEMENT

II. ELEMENTS OF COMPENSATION

     The table below summarizes the current elements of our Parent’s executive compensation program.

Short- or
Long-Term
Element	Brief Description	Primary Purpose	Focus
Base Salary	Fixed compensation. Annual merit increases reward individual performance and growth in the position.	Basic element of compensation that pays for expertise and experience and is necessary to attract, engage and retain executives.	Short-term (annual)
Annual Incentive	Variable compensation based on achievement of annual performance goals.	Rewards operating performance results that are consistent with providing safe, reliable and efficient electric service.	Short-term (annual)
Long-Term Incentives — Performance Shares	Variable compensation based on achievement of long-term performance goals.	Align interests of shareholders and management and aid in attracting, engaging and retaining executives.	Long-term
Long-Term Incentives — Restricted Stock/ Restricted Stock Units	Variable compensation based on target levels. Service-based vesting.	Align interests of shareholders and management and essential in attracting, engaging and retaining executives.	Long-term
Supplemental Senior Executive Retirement Plan	Formula-based compensation, based on salary, annual incentives and eligible years of service.	Provides long-term retirement benefit influenced by service and performance. Aids in attracting, engaging and retaining executives.	Long-term
Management Change-In- Control Plan	Defines our Parent’s and Company’s relationship with executives in the event of a change-in-control.	Aligns interests of shareholders and management and aids in (i) attracting executives; (ii) engaging and retaining executives during transition following a change-in-control; and (iii) focusing executives on maximizing value for shareholders.	Long-term
Employment Agreements	Define our Parent’s and Company’s relationship with its executives and provide protection to each of the parties in the event of termination of employment.	Aid in attracting, engaging and retaining executives.	Long-term
Executive Perquisites	Personal benefits awarded outside of base pay and incentives.	Aid in attracting, engaging and retaining executives and allowing executives to focus their energies on Company priorities.	Short-term (annual)
Other Broad-Based Benefits	Employee benefits such as health and welfare benefits, 401(k) and pension plan.	Basic elements of compensation expected in the marketplace. Aid in attracting, engaging and retaining executives.	Both Short- and Long-term
Deferred Compensation	Provides executives with tax deferral options in addition to those available under our qualified plans.	Aids in attracting, engaging and retaining executives.	Long-term

Carolina Power & Light Proxy Statement

     The table below shows the target awards of short-term and long-term incentives to each NEO for 2011. Target opportunities for incentives are expressed as a percentage of base salary. Additional elements of compensation are discussed further in this section.

		Short-Term	Long-Term Incentive
		(annual)	Targets		Total
Named Executive	Base Salary	Incentive	Performance	Restricted	Incentive
Officer	(as of 1/1/12)	Target[1]	Shares[2]	Stock Units	Target
William D. Johnson	$1,030,000	100%	233%	117%	450%
Mark F. Mulhern	$495,945	55%	117%	58%	230%
Jeffrey J. Lyash	$466,590	55%	117%	58%	230%
Lloyd M. Yates	$461,440	55%	117%	58%	230%
John R. McArthur	$502,640	55%	117%	58%	230%

[1] Annual incentive awards can range from 0%-200% of target percentages.

[2] Payout opportunities can range from 0%-200% of target percentages.

1. BASE SALARY

     The primary purpose of base salaries is to provide a basic element of compensation necessary to attract and retain executives. Base salary levels are established based on data from the Benchmarking Peer Group and in consideration of each executive officer’s skills, experience, responsibilities and performance. Market compensation levels that approximate the 50th percentile of the Benchmarking Peer Group are used to assist in establishing each executive’s job value (commonly called the “midpoint” at other companies). These job values serve as the market reference for determining base salaries.

Each year, the compensation consultant provides the market values for our executive officer positions. Based, in part, on these market values and, in part, on the executives’ achievement of individual and Company goals, our Parent’s Chief Executive Officer then recommends to the Committee base salary adjustments for our executive officers (excluding himself). The Committee reviews the proposed base salaries and adjusts them as it deems appropriate based on the executives’ achievement of individual and Company goals and market trends that result in changes to job values. The Committee approves them in the first quarter of each year. The Committee meets in executive session with the compensation consultant to review and establish our Parent’s Chief Executive Officer’s base salary.

2. ANNUAL INCENTIVE

     The MICP is an annual cash incentive plan in which our executives, managers and supervisors participate. The Company includes managers and supervisors in the MICP to increase accountability for all levels of the Company’s management team and to better align compensation with management performance. Annual incentive opportunities are provided to executive officers to promote the achievement of annual performance objectives. MICP targets are based on a percentage of each executive’s base salary and are intended to offer target award opportunities that approximate the 50th percentile of the market for the Benchmarking Peer Group.

PROXY STATEMENT

     Each year, the Committee establishes, based on the recommendations of our Parent’s Chief Executive Officer, the threshold, target and outstanding levels for the performance measures applicable to the NEOs. The 2011 MICP performance measures were ongoing earnings per share (“Ongoing EPS”) and legal entity net income for the Company and PEF as shown in the table below:

2011 MICP Financial Performance Goals
(in millions except Ongoing EPS)	Threshold	Target	Outstanding
Progress Energy Ongoing EPS	$2.90	$3.10	$3.20
Company Net Income	$568	$600	$616
PEF Net Income	$467	$493	$506

     The MICP’s performance targets are designed to align with our financial plan and are intended to appropriately motivate the executive officers to achieve the desired corporate financial objectives by focusing on legal entity net income results. The potential MICP funding for each performance measure is 50% at threshold, 100% at target and 200% at outstanding (maximum). Interpolation is applied when actual performance is between the identified levels. Each performance measure is assigned a weight based on the relative importance of that measure to Progress Energy’s performance. During the year, updates are provided to the Committee on Progress Energy’s performance as compared to the performance measures. For 2011, the NEOs’ performance measures under the MICP were weighted among Ongoing EPS and legal entity net income as follows:

		Performance Measures
		(Relative Percentage Weight)
		Progress
		Energy, Inc.	Company	PEF
Named Executive	Target	Ongoing	Net	Net
Officer	Opportunity	EPS	Income	Income
William D. Johnson	100%	100%	—	—
Mark F. Mulhern	55%	100%	—	—
Jeffrey J. Lyash	55%	35%	32.5%	32.5%
Lloyd M. Yates	55%	45%	55%	—
John R. McArthur	55%	100%	—	—

     The determination of the annual MICP award that each NEO receives has two steps: i) funding the MICP awards based on the performance as compared to the financial goals specified above; and ii) determining individual MICP awards.

     First, the Committee approves the total amount that will be made available to fund MICP awards to managers and executives, including the NEOs. To determine the total amount available to fund all MICP awards, our Parent calculates an amount for each MICP participant by multiplying each participant’s base salary by a performance factor (based on the sum of a participant’s weighted target award achievements). The performance factor ranges between 0 and 200% of a participant’s target award, depending upon the results of each applicable performance measure. The sum of these amounts for all participants is the total amount of funds available to pay to all participants, including the NEOs.

     Second, our Parent’s Chief Executive Officer recommends to the Committee an MICP award payment for executives (excluding himself) based on the executive’s target award opportunity, the degree to which Progress Energy achieved certain goals, and the executive’s individual performance based on achieving individual goals and operating results. The Committee reviews our Parent’s Chief Executive Officer’s recommendations and approves and/or makes adjustments as appropriate. Our Parent’s Chief Executive Officer’s MICP award payment is determined by the Committee based upon the Committee’s annual evaluation of his performance. The Committee may reduce but cannot increase the amount payable to a participant according to business factors determined by the Committee, including the performance measures under the MICP.

Carolina Power & Light Proxy Statement

     As allowed by the MICP, the Committee uses discretion to adjust funding amounts up or down depending on factors that it deems appropriate, such as weather, storm costs, impairments, restructuring costs, and gains/losses on sales of assets. The Committee uses Ongoing EPS as defined and reported by Progress Energy in its annual earnings release. See the reconciliation of Ongoing EPS to GAAP EPS attributable to controlling interests under the caption “Results of Operations” in Item 7 of our Parent’s Form 10-K for the year ended December 31, 2011, filed on February 29, 2012.

     Based on management’s recommendations, with respect to 2011, the Committee exercised discretion for the three performance measures: our Parent’s Ongoing EPS, Company net income, and PEF net income. The Committee approved adjusting Progress Energy’s Ongoing EPS results upward by a net $0.11 to account for favorable weather, storm costs, regulatory costs and discretionary spending. The Committee approved adjusting the Company’s net income for favorable weather, storm costs, regulatory costs and discretionary spending for a net upward adjustment of $35 million. The Committee approved adjusting PEF’s net income for favorable weather, tax expense and the results of a litigation settlement for a net downward adjustment of $26 million.

3. LONG-TERM INCENTIVES

     The Equity Incentive Plan allows the Committee to make various types of long-term incentive awards to Equity Incentive Plan participants, including the NEOs. The awards are provided to the NEOs to align the interests of each executive with those of our Parent’s shareholders. Long-term incentive awards are intended to offer target award opportunities that approximate the 50th percentile of the Benchmarking Peer Group. Currently, the Committee utilizes two types of equity-based incentives: RSUs and performance shares.

     The Committee has determined that to accomplish our compensation program’s purposes effectively, equity-based awards should consist of one-third RSUs and two-thirds performance shares. This allocation reflects the Committee’s strategy of utilizing long-term incentives to retain officers, align officers’ interests with those of our and our Parent’s shareholders and drive specific financial performance.

     Performance shares are intended to focus executive officers on the multi-year sustained achievement of financial and shareholder value objectives. RSUs are intended to further align executives’ interests with shareholder interests while providing strong retention for the executive to remain with the Company long enough for the RSUs to vest.

     See the table on page 21 for the 2011 long-term incentive targets for the NEOs.

     After October 2004, Progress Energy ceased granting stock options. All previously granted stock options remain valid in accordance with their terms and conditions.

Performance Shares

     The PSSP under the Equity Incentive Plan authorizes the Committee to issue performance shares to executives as selected by the Committee in its sole discretion. The value of a performance share is equal to the value of a share of Progress Energy’s common stock, and earned performance share awards are paid in Progress Energy common stock. The performance period for a performance share is the three-consecutive-calendar-year period beginning in the year in which it is granted. Dividends or dividend equivalents are not paid on unvested performance shares. Rather, dividend equivalents accrue quarterly and are reinvested in additional shares that are only paid on earned performance shares at the end of each three-year performance cycle.

PROXY STATEMENT

     To determine the number of performance shares granted at the beginning of each performance cycle, our Parent divides the target award value by the closing stock price on the last trading day of the year prior to the beginning of the performance period. The performance shares must then be earned over the three-year performance cycle. The granting of performance shares does not provide the participant with any guarantee of actually receiving the awards.

     Notwithstanding the above calculation, the Committee may exercise discretion in determining the size of each performance share grant, with the maximum grant size at 125% of target. In 2011, the Committee did not exercise this discretion with respect to any grant to the NEOs.

2007 Performance Share Sub-Plan (the “2007 PSSP”)

     The 2007 PSSP provides for an adjusted measure of total shareholder return (referred to as “Total Business Return” or TBR) to be utilized as the sole measure for determining the amount of a performance share award upon vesting. TBR is computed assuming a constant price to earnings ratio, which was set at the beginning of each performance period. During a period when our Parent was undergoing transformation of its underlying operating portfolio, this measure was intended to filter out external or market-based variations in Progress Energy’s stock price and focus on internal restructuring. The performance measure also uses Progress Energy’s publicly reported Ongoing EPS as the earnings component for determining performance share awards. The Committee chose this method as the sole performance measure to support its desire to better align the long-term incentives with the interests of our and our Parent’s shareholders and to emphasize our focus on dividend and Ongoing EPS growth. TBR was used for the 2007 – 2009 and 2008 – 2010 performance share grants made under the 2007 PSSP. The performance measures for the 2008 – 2010 performance cycle are shown in the table below.

	Threshold	Target	Outstanding
2008 Total Business Return[1]	5%	8%	≥11%
2008 Percentage of Target Award Earned	25%	100%	200%

     1 Total shareholder return, adjusted to reflect a constant price to earnings ratio set at January 1 of the grant year and to reflect Progress Energy’s Ongoing EPS for each year of the performance period.

     Additionally, the Committee retained the discretion to reduce the number of performance shares awarded if it determines that the payouts resulting from the TBR do not appropriately reflect the Company’s actual performance.

     In the first quarter of 2011, the Committee approved a payout of 100% of the target value for the 2008 – 2010 PSSP grants.

2009 Performance Share Sub-Plan (the “2009 PSSP”)

     The 2009 PSSP uses two equally weighted performance measures: relative total shareholder return (TSR) and earnings growth. TSR, unlike the previously discussed TBR, is based on the conventional metric of annual share price appreciation and dividends. By using a combination of relative TSR and ongoing earnings growth, the 2009 PSSP allows the Committee to consider Progress Energy’s performance as compared to the PSSP Peer Group (as defined below), and management’s achievement of internal goals.

Carolina Power & Light Proxy Statement

Relative TSR

     The relative TSR performance is calculated using Progress Energy’s three-year annualized TSR ranked against the PSSP Peer Group. TSR is defined as the appreciation or depreciation in the value of the stock, plus dividends paid during the year, divided by the closing value of the stock on the last trading day of the preceding year. A 30-day opening/closing average stock value is used in determining the results to moderate the impact of wide swings in the stock value. The table below shows the percent of target awards that may be earned based on Progress Energy’s relative TSR percentile ranking:

Performance and Award Structure (50%)
Percentile Ranking	Percent of Target Award Earned
80th	200%
50th	100%
40th	50%
<40th	0%

     However, regardless of the relative ranking, if Progress Energy’s TSR is negative for the performance period, no award above the threshold can be earned.

     In making awards under the 2009 PSSP, the Committee used a group of highly regulated utilities with a business strategy similar to our Parent’s based on a percentage of regulated earnings (the “PSSP Peer Group”). These companies have a significant amount of their earnings generated from regulated assets. In addition, the PSSP Peer Group was selected based on other factors including revenues, market capitalization, and enterprise value. The PSSP Peer Group differs from the Benchmarking Peer Group the Committee uses for purposes of benchmarking compensation. The Benchmarking Peer Group is a broader group that represents those companies with which we primarily compete for executive talent and includes companies that are not regulated integrated utilities. The Committee believes that for purposes of our long-term incentive plan, it is more appropriate to use the PSSP Peer Group comprised of companies that derive a significant percentage of their earnings from regulated businesses. The table below lists the companies in the PSSP Peer Group.

PSSP Peer Group
Alliant Energy Corporation	NV Energy, Inc.	Southern Company
American Electric Power, Inc.	PG&E Corporation	Westar Energy, Inc.
Consolidated Edison, Inc.	Pinnacle West Capital Corporation	Wisconsin Energy Corp.
Duke Energy Corporation	Portland General Electric Company	Xcel Energy, Inc.
Great Plains Energy, Inc.	SCANA Corporation

Earnings Growth

     Earnings growth is based on Progress Energy’s annual Ongoing EPS. Ongoing EPS is determined in accordance with our Parent’s “Policy for Disclosure of Non-GAAP Measures.” See the reconciliation of Ongoing EPS to GAAP EPS attributable to controlling interests under the caption “Results of Operations” in Item 7 of our Parent’s Form 10-K for the year ended December 31, 2011, filed on February 29, 2012. The earnings growth component of the PSSP award is based on Progress Energy’s earnings growth performance as measured against pre-established goals set at the beginning of the performance period. The Committee determined the earnings growth

PROXY STATEMENT

targets for the 2011 annual grant were appropriate in consideration of consistency with analysts’ expectations and the 2011 projected analysts’ consensus on earnings growth for the PSSP Peer Group. The table below shows the percent of target awards that may be earned based on Progress Energy’s earnings growth performance:

	Performance and Award Structure (50%)
	Three-Year Average Ongoing			Percent of Target Award
Performance	EPS Growth			Earned
	2009-2011	2010-2012	2011-2013
Threshold	2%	1%	1%	50%
Target	4%	3%	2%	100%
Maximum	6%	5%	5%	200%

Restricted Stock Units

     The RSU component of the current long-term incentive program helps us retain executives and aligns the interests of management with those of our Parent’s shareholders and management by rewarding executives for increasing and sustaining shareholder value. The Committee believes that the service-based nature of RSUs is essential in retaining an experienced and capable management team and is a common market practice.

     Executive officers typically receive a grant of service-based RSUs in the first quarter of each year, which is subject to a three-year graded vesting schedule. The size of each grant is based on the executive officer’s target award opportunity and is determined by using the closing stock price of our Parent’s common stock on the last trading day of the year prior to the date of the award. The Committee establishes target levels based on the peer group information discussed under the caption “Competitive Positioning Philosophy” on page 17 above. The 2011 RSU targets for the NEOs are shown in the table on page 21 above. The granting of RSUs does not provide the participant with any guarantee of actually receiving the awards. Holders of RSUs receive quarterly cash dividend equivalents equal to the amount of any quarterly dividends paid on our Parent’s common stock.

     To further accent the retention quality of the Equity Incentive Plan and to recognize the contribution of the officer team, including the NEOs, the Committee may also issue in its discretion service-based ad hoc grants of RSUs to executives. Ad hoc grants were awarded by the Committee during 2011 to each of our NEOs as described under the caption “2011 Compensation Decisions” on page 33 below.

4. SUPPLEMENTAL SENIOR EXECUTIVE RETIREMENT PLAN

     The Supplemental Senior Executive Retirement Plan (“SERP”) sponsored by Progress Energy provides a supplemental, unfunded pension benefit for executive officers who have at least 10 years of service with at least three years of service on our Senior Management Committee (“SMC”), i.e., service as a Senior Vice President or above. The SERP is designed to provide pension benefits above those earned under our qualified pension plan. Current tax laws place various limits on the benefits payable under our qualified pension plan, including a limit on the amount of annual compensation that can be taken into account when applying the plan’s benefit formulas. Therefore, the retirement incomes provided to the NEOs by the qualified plans generally constitute a smaller percentage of final pay than is typically the case for other Company employees. To make up for this shortfall and to maintain the market-competitiveness of our Parent’s executive retirement benefits, we maintain the SERP for members of the SMC, including the NEOs.

     The SERP defines covered compensation as annual base salary plus the annual cash incentive award. The qualified plans define covered compensation as base salary only. The Committee believes it is appropriate to include annual cash incentive awards in the definition of covered compensation for purposes of determining pension plan benefits for the NEOs to ensure that the NEOs can replace in retirement a portion of total compensation received during employment. This approach takes into account the fact that base pay alone comprises a relatively smaller percentage of a NEOs’ total compensation than of other Company employees’ total compensation.

Carolina Power & Light Proxy Statement

     The Committee believes that the SERP is a valuable and effective tool for attraction and retention due to its significant benefit and vesting requirements. It is also a common tool among the Benchmarking Peer Group and utilities in general. Total years of service attributable to an eligible executive officer may consist of actual or deemed years. The Committee grants deemed years of service on a case-by-case basis depending upon our need to attract and retain a particular executive officer. All of our NEOs participate in the SERP and are fully vested in the SERP.

     Payments under the SERP are made in the form of an annuity, payable at age 65. The monthly SERP payment is calculated using a formula that equates to 4% per year of service (capped at 62%) multiplied by the average monthly eligible pay for the highest completed 36 months of eligible pay within the preceding 120-month period. Eligible pay includes base salary and annual incentive. (For those executives who became SERP participants on or after January 1, 2009, other than executives who were members of SMC on December 31, 2008, the target benefit percentage is 2.25% rather than 4% per year of service. None of the NEOs for 2011 are subject to the new benefit percentage.) Benefits under the SERP are fully offset by Social Security benefits and by benefits paid under our Parent’s qualified pension plan. An executive officer who is age 55 or older with at least 15 years of service may elect to retire and commence his or her SERP benefit prior to age 65. The early retirement benefit will be reduced by 2.5% for each year the participant receives the benefit prior to reaching age 65.

     On March 16, 2011, the Board amended the SERP in two respects. The SERP was amended to provide that all service with Progress Energy and its affiliates, including Duke Energy and its affiliates, after completion of the merger will be treated as service as a Senior Vice President or above for purposes of meeting the SERP’s eligibility requirements. Second, the SERP was amended to limit participation in the SERP to executives who were members of the SMC on January 8, 2011. On March 14, 2012, the SERP was further amended to clarify that for all members of our Parent’s SMC on December 31, 2008, the target benefit percentage is 4%.

5. MANAGEMENT CHANGE-IN-CONTROL PLAN

     Our Parent sponsors a Management Change-In-Control Plan (the “CIC Plan”) for selected employees. The purpose of the CIC Plan is to:

  retain key management employees who are critical to the negotiation and subsequent success of any transition resulting from a change-in-control (“CIC”) of our Parent;

  focus executives on maximizing shareholder value;

  ensure business continuity during a transition and thereby maintain the value of the acquired company;

  allow executives to focus on their jobs and not alternative future employment if they should be terminated; and

  retain key executives during a period of potentially protracted transition for the benefit of our and our Parent’s shareholders and customers.

     Providing such protection to executive officers in general minimizes disruption during a pending or anticipated CIC. Under our CIC Plan, our Parent generally defines a CIC as occurring at the earliest of the following:

  the date any person or group becomes the beneficial owner of 25% or more of the combined voting power of our Parent’s then outstanding securities; or

  the date a tender offer for the ownership of more than 50% of our Parent’s then outstanding voting securities is consummated; or

PROXY STATEMENT

  the date our Parent consummates a merger, share exchange or consolidation with any other corporation or entity, regardless of whether our Parent is the surviving company, unless our Parent’s outstanding securities immediately prior to the transaction continue to represent more than 60% of the combined voting power of the outstanding voting securities of the surviving entity immediately after the transaction; or

  the date, when, as a result of a tender offer, exchange offer, proxy contest, merger, share exchange, consolidation, sale of assets or any combination of the foregoing, the directors serving as of the effective date of the change-in-control plan, or elected thereafter with the support of not less than 75% of those directors, cease to constitute at least two-thirds (⅔) of the members of Progress Energy’s Board of Directors; or

  the date when our Parent’s shareholders approve a plan of complete liquidation or winding-up or an agreement for the sale or disposition by us of all or substantially all of our assets; or

  the date of any other event that Progress Energy’s Board of Directors determines should constitute a CIC.

     The Committee has the sole authority and discretion to designate employees and/or positions for participation in the CIC Plan. Consistent with the level of responsibility inherent in their roles and consistent with market practice, the Committee has designated certain positions, including all of the NEO positions, for participation in the CIC Plan. The benefits provided under the CIC Plan do not duplicate the employment agreement severance benefits in the case of CIC Plan participants. Participants are not eligible to receive any of the CIC Plan’s benefits absent both a CIC of our Parent and an involuntary termination of the participant’s employment without cause, including voluntary termination for good reason. Good reason termination includes changes in employment circumstances such as a:

  reduction of base salary or material reduction of incentive compensation opportunity;

  material adverse change in position or scope of authority;

  significant change in work location; or

  breach of provisions of the CIC Plan.

     Rather than allowing benefit amounts to be determined at the discretion of the Committee, the CIC Plan has specified multipliers designed to be competitive with current market practices. With the assistance of its compensation consultant, the Committee has reviewed the design of the CIC Plan to ensure that it meets our Parent’s business objectives and falls within competitive parameters. The Committee has determined that the current CIC Plan is effective at meeting the goals described above.

     The CIC Plan provides separate tiers of severance benefits based on the position a participant holds within our Parent. The continuation of health and welfare benefits coverage and the degree of excise tax gross-up for terminated participants align with the length of time during which they will receive severance benefits.

Carolina Power & Light Proxy Statement

     The following table sets forth the key provisions of the CIC Plan benefits as it relates to our NEOs:

	Tier I	Tier II
Eligible Positions	Chief Executive Officer, Chief Operating Officer, Presidents and Executive Vice Presidents	Senior Vice Presidents
Cash Severance	300% of base salary and annual incentive[1]	200% of base salary and annual incentive[1]
Health & Welfare Coverage Period	Coverage up to 36 months	Coverage up to 24 months
Gross-ups	Full gross-up of excise tax	Conditional gross-up of excise tax

     1 The cash severance payment will be equal to the sum of the applicable percentage of annual base salary and the greater of the average of the participant’s annual incentive award for the three years immediately preceding the participant’s employment termination date, or the participant’s target annual incentive award for the year the participant’s employment with the Company terminates.

     Additionally, the CIC Plan has the following key provisions:

Benefit	Description
Annual Incentive	100% of target incentive if terminated within coverage period after CIC.
Restricted Stock Agreements	Restrictions are fully waived on all outstanding grants if terminated during coverage period (unless outstanding awards are not assumed by the acquiring company in which case they would vest at CIC).
Performance Share Sub-Plan	Outstanding awards vest (at the target level) as of the termination date (unless outstanding awards are not assumed by the acquiring company in which case they would vest at CIC).
Supplemental Senior Executive Retirement Plan	Participant shall be deemed to have met minimum service requirements for benefit purposes, and participant shall be entitled to payment of benefit under the SERP.
Deferred Compensation	Entitled to payment of accrued benefits in all accrued nonqualified deferred compensation plans.

     The CIC Plan also permits the Progress Energy Board to establish a nonqualified trust to protect the benefits of the impacted participants. This type of trust generally is established and funded to protect nonqualified and/or deferred compensation against various risks such as a CIC or a management change-of-heart. Any such trust the Board establishes would be irrevocable and inaccessible to future or current management. In July, 2011, the CIC Plan was amended to eliminate the Progress Energy Board’s right to establish such a trust in the event of a merger with Duke Energy.

Application of the CIC Plan and Other Compensation Related Consequences of the Proposed Merger with Duke Energy

     On January 8, 2011, Duke Energy and Progress Energy entered into an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the Merger Agreement, if the merger is consummated, our Parent will become a wholly owned subsidiary of Duke Energy and shareholders of our Parent will receive shares of Duke Energy common stock. Consummation of the merger is subject to customary conditions, including among other things, regulatory approval. The shareholders of Duke Energy and Progress Energy approved the proposed merger in August, 2011.

PROXY STATEMENT

     Our NEOs will not receive additional compensation or benefits under their employment agreements or the CIC Plan solely on account of the consummation of the merger with Duke Energy. However, subject to the limitations described below, if an NEO is terminated without “cause” or resigns with “good reason” within twenty-four months after consummation of the merger, they will be entitled to severance benefits under the CIC Plan as set forth in the “Involuntary or Good Reason Termination (CIC)” column of the tables captioned “Potential Payments Upon Termination,” on pages 50 through 59 below. The eligibility of certain NEOs to receive the CIC Plan benefits is limited by the following:

  Each of our NEOs are expected to assume new positions with Duke Energy effective upon consummation of the merger. Thus, we do not expect that these executives’ employment will be terminated in connection with consummation of the merger.

  In connection with the execution of the Merger Agreement, Duke Energy and Mr. Johnson executed a term sheet pursuant to which the parties agreed to enter into an employment agreement upon consummation of the merger. Pursuant to the term sheet, Mr. Johnson has waived his right to resign with “good reason,” and receive CIC Plan benefits or to assert a “constructive termination” under his existing employment agreement, on account of (i) his required relocation to Charlotte, North Carolina, (ii) any changes to his positions, duties and responsibilities in connection with his acceptance of the new position with Duke Energy, or (iii) any changes to his total incentive compensation opportunity following the merger with Duke Energy. In addition, Mr. Johnson’s term sheet specifies that if he is involuntarily terminated without “cause” or resigns for “good reason” on or prior to the second anniversary of the completion of the merger, he will not receive a tax gross-up for the parachute payment excise tax under Sections 280G and 4999 of the Internal Revenue Code. In addition to the waivers described above, Mr. Johnson’s term sheet also specifies that if he is involuntarily terminated without “cause” or resigns for “good reason” following the second anniversary of, but prior to the third anniversary of, the consummation of the merger, he will be entitled to the severance benefits provided under his current employment agreement. If the merger with Duke Energy is not completed, the waivers described in this paragraph will not take effect.

  Also in connection with the execution of the Merger Agreement, each of Messrs. Yates, Lyash, McArthur and Mulhern entered into a letter agreement with Progress Energy waiving certain rights of such executive officer under the CIC Plan and such executive officer’s employment agreement. Messrs. Yates, Lyash, McArthur and Mulhern have each waived the right to resign with “good reason,” and receive the CIC Plan benefits or to assert a “constructive termination” under his employment agreement, on account of (i) a required relocation to Charlotte, North Carolina, (ii) a change in his position, duties or responsibilities in connection with his acceptance of the new position with Duke Energy or (iii) a reduction in his total incentive compensation opportunity by virtue of his participation in Duke Energy’s incentive compensation plans (provided that his target incentive compensation opportunity is substantially similar to that of similarly situated Duke Energy executives). Thus, Messrs. Yates, Lyash, McArthur and Mulhern cannot claim entitlement to CIC Plan benefits or severance under their employment agreements upon a resignation following the merger for any of these reasons. The letter agreements will be terminated in the event that the Merger Agreement is terminated prior to the merger with Duke Energy being consummated.

     Upon consummation of the merger, outstanding options to purchase shares of our Parent’s common stock and outstanding awards of restricted stock, RSUs, phantom shares and performance shares will be converted into equity or equity-based awards in respect of a number of shares of Duke Energy common stock equal to the number of shares of Progress Energy common stock represented by such award multiplied by the exchange ratio under the Merger Agreement and will remain subject to the same vesting requirements as were applicable to such awards prior to consummation of the merger with Duke Energy. In other words, the vesting of options and other equity awards held by our NEOs will not be accelerated on account of the completion of the merger. The outstanding annual incentive awards of our NEOs also will remain subject to their original vesting requirements and will remain subject

Carolina Power & Light Proxy Statement

to performance criteria. The compensation committee of the Duke Energy board of directors will adjust the original performance criteria for outstanding performance shares and annual incentive awards as it determines is appropriate and equitable to reflect the merger, Progress Energy’s performance prior to completion of the merger and the performance criteria of awards made to similarly situated Duke Energy employees.

     Notwithstanding the provisions of the CIC Plan, the SERP, the MICP, the PSSP, and the Management Deferral Compensation Plan (the “MDCP”) providing for the funding of a nonqualified trust to protect the benefits of the impacted participants, the terms of the Merger Agreement prohibit the funding of any such trust and stipulate that all applicable plans must be amended prior to the consummation of the merger to eliminate any funding requirement. Each of these plans was amended on July 12, 2011, to eliminate any requirement to establish or fund a nonqualified trust in connection with a merger with Duke Energy.

6. EMPLOYMENT AGREEMENTS

     Each NEO has an employment agreement that documents the Company’s and our Parent’s relationship with that executive. We provide these agreements to the executives as a means of attracting and retaining them. Each agreement has a term of three years. When an agreement’s remaining term diminishes to two years, the agreement automatically adds another year to the term, unless we give a 60-day advance notice that we do not want to extend the agreement. If an NEO is terminated without cause during the term of the agreement, he is entitled to severance payments equal to his base salary times 2.99, as well as up to 18 months of COBRA reimbursement. A description of each NEOs’ employment agreement is discussed under the “Employment Agreement” section of the “Discussion of Summary Compensation Table and Grants of Plan-Based Awards Table” on page 41 of this Proxy Statement.

     In anticipation of the closing of the proposed merger with Duke Energy and the transition to Duke Energy’s employment practices for executives, in October, 2011, the Company notified its NEOs that it would not renew their employment agreements upon expiration of the current terms.

7. EXECUTIVE PERQUISITES

     We provide limited perquisites and other benefits to our executives. Amounts attributable to perquisites are disclosed in the “All Other Compensation” column of the Summary Compensation Table on page 37.

     The Committee has determined that the current perquisites are appropriate and consistent with market practices. The perquisites available to the NEOs during 2011 include:

Perquisites for 2011	Description
Personal Travel on Corporate Aircraft and “Business-Related” Spousal Travel[1]	Personal and spousal travel on corporate aircraft is permitted under very limited circumstances.
Financial and Estate Planning	An annual allowance of up to $16,500 for the purpose of purchasing financial and estate planning counseling and services and preparation of personal tax return.
Luncheon and Health Club Dues	Membership in an approved luncheon club and membership in a health club of executive officer’s choice.
Executive Physical	Reimbursement of up to $2,500 for an extensive physical at a clinic specializing in executive physicals, every other year.
Internet and Telecom Service[2]	Monthly fees for Internet and telecom access.
Home Security	An installed home security system and payment of monitoring fees.
Accidental Death and Dismemberment Insurance	$500,000 of AD&D insurance for each executive officer.

PROXY STATEMENT

     1 Personal travel on Progress Energy’s aircraft in the event of a family emergency or similar situation is permitted with the approval of Progress Energy’s Chief Executive Officer. Executives’ spouses may also travel on Progress Energy’s aircraft to accompany the executives to “business-related” events that executives’ spouses are requested to attend. For 2011, the NEOs whose perquisites included spousal travel on corporate aircraft for business purposes were Messrs. Johnson, Lyash and Yates.

     2 Including home use of Company-owned computer.

     The Committee believes that the perquisites we provide to our executives are reasonable, competitive and consistent with our overall executive compensation program in that they help us attract and retain skilled and qualified executives. We believe that these benefits generally allow our executives to work more efficiently and, in the case of the tax and financial planning services, help them to optimize the value received from all of the compensation and benefits programs offered. The costs of these benefits constitute only a small percentage of each NEOs’ total compensation.

8. OTHER BROAD-BASED BENEFITS

     The NEOs receive our general corporate benefits provided to all of our regular, full-time, nonbargaining employees. These broad-based benefits include the following:

  participation in the Progress Energy 401(k) Plan (including a limited match by our Parent of up to 6% of eligible compensation);

  participation in Progress Energy’s funded, tax-qualified, noncontributory defined-benefit pension plan, which uses a cash balance formula to accrue benefits; and

  general health and welfare benefits such as medical, dental, vision and life insurance, as well as long-term disability coverage.

9. DEFERRED COMPENSATION

     Progress Energy sponsors the MDCP, an unfunded, deferred compensation arrangement. The plan is designed to provide executives with tax deferral options, in addition to those available under the existing qualified plans. An executive may elect to defer, on a pre-tax basis, payment of up to 50% of his or her salary for a minimum of five years or until his or her date of retirement. As a make-up for the 401(k) statutory compensation limits, executives receive deferred compensation credits of 6% of their base salary over the Internal Revenue Code statutory compensation limit on 401(k) retirement plans. The Committee views the matching feature as a restoration benefit designed to restore the matching contribution the executive would have received under the 401(k) retirement plan in the absence of the Internal Revenue Service compensation limits. Each executive may allocate his or her deferred compensation among available deemed investment funds that mirror those options available under the Progress Energy 401(k) plan. Executives may elect to receive distributions, either in a lump sum or installments of 2 to 10 years, on (1) the April 1 following the date that is 5 years from the last day of the plan year in which the deferral was made; or (2) upon separation from employment.

     Executives can elect to defer up to 100% of their MICP and/or performance share awards. The deferral option is provided as an additional benefit to executive officers to provide flexibility in the receipt of compensation. Deferred awards may be allocated among deemed investment options that mirror the Progress Energy 401(k) Plan. Effective September 1, 2010, the NEOs cannot allocate deferred awards to the deemed Progress Energy stock investment fund. In anticipation of the merger with Duke Energy, the MICP was amended to eliminate the deferral option for awards earned in 2012. Executives may elect to receive distributions any date that is 5 years subsequent to when the award would otherwise be payable or any date that is within 2 years of the executive’s retirement date. Executives will receive a distribution upon separation of employment other than by reason of death or retirement.

Carolina Power & Light Proxy Statement

III. 2011 COMPENSATION DECISIONS

Chief Executive Officer Compensation

     Lloyd M. Yates

     In March 2011, Mr. Johnson recommended the Committee approve a merit-based adjustment to Mr. Yates’ base salary supported by market data prepared by the Committee’s independent compensation consultant. The Committee approved a base salary of $461,440, representing a 3% merit increase to his previous salary of $448,000. For 2011, Mr. Yates’ MICP target award was set at 55% of base salary. The payout of the 2011 MICP award was based on the extent to which Mr. Yates achieved his performance goals, which were focused on the following general areas for our Parent’s success:

  Excelling in the fundamentals of safety, operational excellence and customer satisfaction;

  Managing revenue, expenses and capital to achieve financial objectives;

  Promoting public, regulatory and political support; and

  Ensuring effective regulatory compliance.

     In recognition of his accomplishments in 2011, and on Mr. Johnson’s recommendation, the Committee awarded Mr. Yates an MICP award of $220,000, which is equal to 87% of Mr. Yates’ target award opportunity. The Committee considered, among other things, Mr. Yates’ significant role in managing the Company’s operations and maintenance (“O&M”) expenses that were impacted by higher nuclear maintenance costs to improve the Robinson Nuclear Plant performance and by storm restoration costs; successfully completing the Company’s first audit of the North American Electric Reliability Corporation’s cyber security standards by the SERC Reliability Corporation; and completing the new combined cycle plant at the Sherwood H. Smith, Jr. Energy Complex on time and under budget.

     With respect to his long-term incentive compensation in 2011, Mr. Yates was granted 5,976 RSUs and 12,055 performance shares in accordance with his pre-established targets of 58% and 117%, respectively, of base salary. The performance shares are earned based on performance over the three years ending December 31, 2013. Additionally, 9,663 shares of the 2008 annual grant vested in 2011 and were paid out at 100% of target. On Mr. Johnson’s recommendation, the Committee also awarded Mr. Yates an ad hoc grant of 4,000 RSUs that vest in 2014. The purpose of this grant was to address shortfalls in compensation compared to the Company’s Benchmarking Peer Group and to provide a retention incentive for the pending merger with Duke Energy. Mr. Yates’ total compensation as shown in the “Summary Compensation Table” on page 37 of this Proxy Statement increased 35.6% from the amount of total compensation he received in 2010, largely due to an increase in his accrued pension benefits.

Chief Financial Officer Compensation

     Mark F. Mulhern

     In March 2011, Mr. Johnson recommended the Committee approve a merit and market-based adjustment to Mr. Mulhern’s base salary supported by market data prepared by the Committee’s independent compensation consultant. The Committee approved a base salary of $495,945 for Mr. Mulhern, representing a 3% merit increase and 7.2% market-based adjustment increase to his previous salary of $450,000. The new base salary was set at 9% below the 50th percentile of the Benchmarking Peer Group. Mr. Mulhern’s base salary was established at this level to more closely align with the market. It is the Committee’s intention to increase Mr. Mulhern’s salary over time to a level that is at the 50th percentile of the Benchmarking Peer Group.

PROXY STATEMENT

     For 2011, Mr. Mulhern’s MICP target award was set at 55% of his base salary. This target award is the same target Mr. Mulhern had in 2009 after he assumed the Chief Financial Officer position and represents a target award opportunity that is below the 50th percentile of the market. Mr. Mulhern’s performance goals for 2011 focused on the following general areas for our Parent’s success:

  Achieving financial objectives;

  Integrating long-range planning and targeted nuclear project management improvement support;

  Continuing focus on capital discipline and timely identification of risk areas; and

  Achieving effective integration planning and required approvals for the proposed merger of our Parent with Duke Energy to position the combined company for success.

     In recognition of the achievements he accomplished in 2011 and on Mr. Johnson’s recommendation, the Committee awarded Mr. Mulhern an MICP award of $250,000, which is equal to 94% of Mr. Mulhern’s target award. The Committee considered, among other things, Mr. Mulhern’s significant role in our Parent’s achievement of a 36% total shareholder return representing a first place ranking position in our Parent’s Benchmarking Peer Group; the execution of a tender offer to repurchase our Parent’s outstanding contingent value obligations issued in 2000; developing common baseline numbers to provide a foundation for tracking synergies associated with the proposed merger with Duke Energy; and negotiating a sublease of a building utilized by our Parent as one of its headquarters facilities that will mitigate a substantial liability after the proposed merger with Duke Energy.

     With respect to his long-term incentive compensation, in 2011, Mr. Mulhern was granted 6,003 RSUs and 12,109 performance shares in accordance with his pre-established targets of 58% and 117%, respectively, of base salary. The performance shares are earned based on performance over the three years ending December 31, 2013. Additionally, 6,814 shares of the 2008 annual grant vested in 2011 and were paid out at 100% of target. On Mr. Johnson’s recommendation, the Committee also awarded Mr. Mulhern an ad hoc grant of 4,000 RSUs that vest in 2014. The purpose of this grant was to address shortfalls in compensation compared to the Company’s Benchmarking Peer Group and to provide a retention incentive for the pending merger with Duke Energy. Mr. Mulhern’s total compensation in 2011 increased by 39.9% from the amount of total compensation he received in 2010, largely due to an increase in his accrued pension benefits.

Compensation of Other Named Executive Officers

     For 2011, Mr. Johnson recommended and the Committee approved merit-based adjustments to the base salaries for Messrs. Lyash and McArthur. The Committee also approved a merit-based adjustment to Mr. Johnson’s base salary. These increases to base salaries were supported by market data prepared by the Committee’s independent compensation consultant. Mr. McArthur’s base salary was adjusted to $502,640, representing a 3% increase to his previous salary of $488,000. Mr. Lyash’s base salary was adjusted to $466,590, representing a 3% increase to his previous salary of $453,000. Mr. Johnson’s base salary was adjusted to $1,030,000, representing a 4% increase to his previous salary of $990,000.

Carolina Power & Light Proxy Statement

     The Committee awarded Mr. Johnson, and on Mr. Johnson’s recommendation, the Committee awarded Messrs. Lyash and McArthur 2011 MICP awards as described in the table below.

Named Executive Officer	2011 MICP Award	Percent of Target	Explanation of Award
William D. Johnson	$1,223,000	120%

Mr. Johnson led Progress Energy in achieving a record low in the OSHA recordable injury rate and lost days due to injury; achieving strong financial performance; managing capital projects within budget; improving the overall reliability and financial performance of the nuclear fleet; receiving positive customer feedback for system stability in the face of sustained summer heat and for storm restoration efforts after Hurricane Irene; improving efficiency while achieving sustainable savings and effective workforce plans through the Continuous Business Excellence initiative; and positioning our Parent for a successful merger with Duke Energy to create long-term benefits for shareholders and customers.

Jeffrey J. Lyash	$220,000	86%	Mr. Lyash played a significant role in improving the overall reliability and financial performance of the nuclear fleet; implementing our Parent’s balanced solution strategy through the effective shutdown of the Weatherspoon Coal Plant and the start-up of a combined cycle plant; and managing the Energy Supply organization’s O&M expenses below budget.
John R. McArthur	$305,000	111%	Mr. McArthur played a significant role in negotiating a favorable regulatory settlement in Florida to increase base rates through 2016, ensure cost recovery of expenditures associated with the proposed Levy Nuclear Plant, and resolve substantial portions of the prudence case for the Crystal River 3 Nuclear Plant; promoting reasonable environmental regulation with adequate compliance timeframes; and substantially achieving favorable regulatory approvals for the proposed merger of our Parent with Duke Energy.

     With respect to long-term compensation, in 2011 each of the other NEOs received annual grants of RSUs and performance shares in accordance with their pre-established targets. The table below describes those grants.

	Restricted
	Stock Units Vesting	Performance	Ad Hoc
Named Executive	in 1/3 Increments in	Shares	Restricted Stock Units
Officer	2012, 2013 and 2014	Vesting in 2014	Vesting in 2014
William D. Johnson	26,640	53,052	10,000
Jeffrey J. Lyash	6,043	12,190	4,000
John R. McArthur	6,510	13,132	4,000

PROXY STATEMENT

     Mr. Johnson’s total compensation as shown in the “Summary Compensation Table” on page 37 of this Proxy Statement increased by 52.8% from the amount of total compensation he received in 2010, largely due to an increase in his accrued pension benefits.

     Mr. Lyash’s total compensation as shown in the “Summary Compensation Table” on page 37 of this Proxy Statement increased 36.2% from the amount of total compensation he received in 2010, largely due to an increase in his accrued pension benefits.

     Mr. McArthur’s total compensation as shown in the “Summary Compensation Table” on page 37 of this Proxy Statement increased 23.4% from the amount of total compensation he received in 2010, largely due to an increase in his stock awards.

IV. COMPENSATION COMMITTEE REPORT

     The Committee has reviewed and discussed this CD&A with management as required by Item 407(e)(5) of Regulation S-K. Based on such review and discussions, the Committee recommended to the Company’s Board of Directors that the CD&A be included in this Proxy Statement.

Organization and Compensation Committee

E. Marie McKee, Chair
John D. Baker II
Harris E. DeLoach, Jr.
James B. Hyler, Jr.
Robert W. Jones
Melquiades R. “Mel” Martinez
John H. Mullin, III

     Unless specifically stated otherwise in any of the Company’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, the foregoing Compensation Committee Report shall not be deemed soliciting material, shall not be incorporated by reference into any such filings and shall not otherwise be deemed filed under such Acts.

Carolina Power & Light Proxy Statement

SUMMARY COMPENSATION TABLE

     The following Summary Compensation Table discloses the compensation during 2011 and the prior two fiscal years of our Chief Executive Officer, Chief Financial Officer, and the other three most highly paid executive officers who were serving at the end of 2011. Additionally, column (h) is dependent upon actuarial assumptions for determining the amounts included. A change in these actuarial assumptions would impact the values shown in this column. Where appropriate, we have indicated the major assumptions in the footnote to column (h).

					Change in
					Pension Value
					and
					Nonqualified
				Non-Equity	Deferred
			Stock	Incentive Plan	Compensation	All Other
Name and		Salary[1]	Awards[2]	Compensation[3]	Earnings[4]	Compensation[5]	Total
Principal Position	Year	($)	($)	($)	($)	($)	($)
(a)	(b)	(c)	(e)	(g)	(h)	(i)	(j)
William D. Johnson,	2011	$1,019,231	$3,995,779	$1,223,000	$2,887,591	$389,087	$9,514,688
Chairman[6]	2010	990,000	3,109,607	715,000	1,096,829	316,051	6,227,487
	2009	979,231	3,090,605	950,000	1,144,448	289,726	6,454,010
Mark F. Mulhern,	2011	$483,575	$985,090	$250,000	$874,620	$81,855	$2,675,140
Senior Vice President and	2010	443,269	667,916	205,000	517,696	77,672	1,911,553
Chief Financial Officer	2009	414,231	655,990	225,000	369,822	102,137	1,767,180
Jeffrey J. Lyash,	2011	$462,931	$990,481	$220,000	$583,916	$117,902	$2,375,230
Executive Vice President –	2010	453,000	711,892	195,000	281,882	102,290	1,744,064
Energy Supply	2009	450,846	728,120	235,000	244,369	292,061	1,950,396
Lloyd M. Yates,	2011	$457,822	$981,481	$220,000	$644,644	$97,533	$2,401,480
President and Chief	2010	448,000	704,043	195,000	342,925	80,548	1,770,516
Executive Officer	2009	445,846	720,683	235,000	308,815	119,432	1,829,776
John R. McArthur,	2011	$498,699	$1,053,252	$305,000	$100,633	$78,080	$2,035,664
Executive Vice President,	2010	488,000	766,911	220,000	81,601	92,677	1,649,189
General Counsel and	2009	485,846	780,070	250,000	74,001	116,381	1,706,298
Corporate Secretary

     1 Consists of base salary earnings prior to (i) employee contributions to the Progress Energy 401(k) Savings & Stock Ownership Plan and (ii) voluntary deferrals, if any, under the MDCP. See “Deferred Compensation” discussion in Part II of the CD&A. Salary adjustments, if deemed appropriate, generally occur in March of each year.

     2 Includes the fair value of stock awards as of the grant date computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. The table below shows the fair value of stock awards granted in 2011 and the maximum potential payout for the performance shares granted in 2011, which are based on the March 16, 2011 closing stock price of $44.55.

2011 Stock Awards (column (e))				Maximum Potential Payout
	Grant Date Fair Value			for Performance Shares
	Restricted	Performance	Total	Maximum	Maximum
Name	Stock Units	Shares	(column (e))	Percentage	Value
William D. Johnson	$1,632,312	$2,363,467	$3,995,779	200%	$4,726,934
Mark F. Mulhern	445,634	539,456	985,090	200%	1,078,912
Jeffrey J. Lyash	447,416	543,065	990,481	200%	1,086,130
Lloyd M. Yates	444,431	537,050	981,481	200%	1,074,100
John R. McArthur	468,221	585,031	1,053,252	200%	1,170,062

     3 Includes the awards earned under the MICP for 2009, 2010 and 2011 performance.

PROXY STATEMENT

     4 Includes the change in present value of the accrued benefit under Progress Energy’s Pension Plan, SERP, and/or the Progress Energy, Inc. Restoration Retirement Plan (“Restoration Plan”) where applicable. The current incremental present values were determined using actuarial present value factors as provided by our actuarial consultants, Buck Consultants, based on FAS mortality assumptions post-age 65 and FAS discount rates for the years shown as follows:

FAS Discount Rates
			Restoration
Year	Pension Plan	SERP	Retirement Plan
2011	4.70%	4.85%	4.45%
2010	5.50%	5.70%	5.00%
2009	5.95%	6.10%	5.45%

     All NEOs participate in the Progress Energy Pension Plan (“Pension Plan”), a noncontributory defined benefit pension plan sponsored by Progress Energy for eligible non-bargaining employees. The Pension Plan was amended and restated as of January 1, 1999, to become a “cash balance” defined benefit plan. The cash balance benefit accrues each year with pay credits and interest credits. Pay credits range from 3% to 7% depending on the participants’ age at the beginning of each plan year, January 1. Interest credits are added to cash balance accounts on December 31 of each year based on account balances as of January 1. Our Parent’s Board of Directors approved the interest credit rate for the Pension Plan to be set at 5% for 2011. Generally, employees become vested under the Pension Plan on the earlier of the date they complete three years of vesting service or the date they reach normal retirement age, which is age 65. All of the NEOs have satisfied the eligibility requirements to receive their account benefit upon termination of employment. At benefit commencement, an employee has several lump sum and annuity payment options.

     The Restoration Plan is a nonqualified deferred compensation plan that provides retirement benefits which otherwise would be provided under the Pension Plan, in the absence of limits imposed by applicable law on benefits which may be provided under the Pension Plan. The Restoration Plan is intended to constitute an unfunded retirement plan for a select group of management or highly compensated employees. Mr. McArthur is the only NEO who was a participant in the Restoration Plan in 2011. His accumulated benefit under the Restoration Plan was forfeited when he became a participant in the SERP on January 1, 2012.

     In addition, column (h) includes the above market earnings on deferred compensation under the Deferred Compensation Plan for Key Management Employees. The 1996-1999 Deferred Compensation Plan for Key Management Employees provided a fixed rate of return of 10.0% on deferred amounts, which was 2.7% above the market interest rate of 7.3% at the time the plan was frozen in 1996. The Deferred Compensation Plan for Key Management Employees was discontinued in 2000 and replaced with the MDCP, which does not have a guaranteed rate of return. NEOs who were participants in the 1996-1999 Deferred Compensation Plan for Key Management Employees continue to receive plan benefits with respect to amounts deferred prior to its discontinuance in 2000. The above market earnings under the Deferred Compensation Plan for Key Management Employees are included in this column for Mr. Johnson. Changes in the accrued benefit under each plan for NEOs are shown in the table below:

2011 Change in Pension Value and Nonqualified Deferred Compensation Earnings (column (h))
			Change in	Above Market
	Change in	Change in	Restoration	Earnings on Deferred	Total
Name	Pension Plan	SERP	Plan	Compensation Plan	(column (h))
William D. Johnson	$99,263	$2,775,430	—	$12,898	$2,887,591
Mark F. Mulhern	84,410	790,210	—	—	874,620
Jeffrey J. Lyash	87,921	495,995	—	—	583,916
Lloyd M. Yates	62,002	582,642	—	—	644,644
John R. McArthur	52,951	—	$47,682	—	100,633

Carolina Power & Light Proxy Statement

     5 Includes the following items: Company match contributions under the Progress Energy 401(k) Plan; deferred credits under the MDCP; perquisites; our Parent’s payment of the FICA tax on the non-qualified retirement accrual and the tax gross-up on the imputed income of that tax payment; and cash dividends and cash dividend equivalents paid as the result of outstanding restricted stock or RSUs held in Company Plan accounts. The total value of perquisites and personal benefits received by Messrs. Mulhern and McArthur was less than $10,000 each. Thus, those amounts are excluded from this column. NEOs were compensated for these items as follows:

2011 All Other Compensation (column (i))
		Deferred		Imputed
	Company	Credits	Perquisites	Income
	Contributions	under the	(detailed in	and Tax		Total
Name	under 401(k)	MDCP	table below)	Gross-ups	Dividends	(column (i))
William D. Johnson	$14,700	$46,049	$128,616	$17,404	$182,318	$389,087
Mark F. Mulhern	14,700	13,850	—	8,653	44,652	81,855
Jeffrey J. Lyash	14,700	12,938	42,964	711	46,589	117,902
Lloyd M. Yates	14,700	12,633	18,700	5,216	46,284	97,533
John R. McArthur	13,663	15,074	—	799	48,544	78,080

     Perquisites that exceed the greater of $25,000 or 10% of the total amount of perquisites and personal benefits for each officer are quantified in the table below. “Other” perquisites include luncheon and health club dues, spousal meals, Internet and telecom access, AD&D insurance, residential phone lines, and gifts.

2011 Perquisites (Component of column (i))
				Travel on
	Spousal	Financial/Tax	Home	Corporate		Total
Name	Travel	Planning	Security	Aircraft*	Other	Perquisites
William D. Johnson	$24,807	$6,000	$18,281	$73,226	$6,302	$128,616
Jeffrey J. Lyash	—	3,150	860	34,188	4,766	42,964
Lloyd M. Yates	—	2,000	250	14,276	2,174	18,700

* Reflects spousal travel on corporate aircraft for business-related purposes. It also includes personal travel for Mr. Johnson on corporate aircraft by him and his spouse valued at $26,488. Personal and spousal travel on corporate aircraft included in the table above is valued at the incremental cost to our Parent, which is calculated as the expense deduction disallowed under IRS rules.

     6 Mr. Johnson did not receive additional compensation for his service on the Board of Directors of Progress Energy.

PROXY STATEMENT

2011 GRANTS OF PLAN-BASED AWARDS

								All
		Estimated			Estimated			Other
		Future Payouts Under			Future Payouts Under			Stock
		Non-Equity Incentive			Equity Incentive			Awards:	Grant Date
		Plan Awards[1]			Plan Awards[2]			Number	Fair Value
								of Shares	of Stock
								of Stock	and Option
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	or Units[3]	Awards[4]
Name	Date	($)	($)	($)	($)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
William D. Johnson, Chairman	MICP	$509,615	$1,019,231	$2,038,461
	RSUs
	3/16/11							36,640	$1,632,312
	PSSP
	3/16/11				26,526	53,052	106,104		$2,363,467
Mark F. Mulhern, Senior Vice President and Chief Financial Officer	MICP	$132,983	$265,966	$531,933
	RSUs
	3/16/11							10,003	$445,634
	PSSP
	3/16/11				6,055	12,109	24,218		$539,456
Jeffrey J. Lyash, Executive Vice President – Energy Supply	MICP	$127,306	$254,612	$509,224
	RSUs
	3/16/11							10,043	$447,416
	PSSP
	3/16/11				6,095	12,190	24,380		$543,065
Lloyd M. Yates, President and Chief Executive Officer	MICP	$125,901	$251,802	$503,604
	RSUs
	3/16/11							9,976	$444,431
	PSSP
	3/16/11				6,028	12,055	24,110		$537,050
John R. McArthur, Executive Vice President, General Counsel and Corporate Secretary	MICP	$137,142	$274,284	$548,568
	RSUs
	3/16/11							10,510	$468,221
	PSSP
	3/16/11				6,566	13,132	26,264		$585,031

     1 Award amounts are shown at threshold, target, and maximum levels. The target award is calculated using the 2011 eligible earnings times the executive’s target percentage. See target percentage in table on page 22 of the CD&A. Threshold is calculated at 50% of target and maximum is calculated at 200% of target. Actual award amounts paid are reflected in the Summary of Compensation Table under the “Non-Equity Incentive Plan Compensation” column.

     2 Reflects the potential payouts in shares of the 2011 PSSP grants. The grant size was calculated by multiplying the executive’s salary as of January 1, 2011, times his 2011 PSSP target and dividing by the December 31, 2010, closing stock price of $43.48. The Threshold column reflects the payment level under the PSSP at 50% of the amount shown in the Target column. The amount shown in the maximum column is 200% of the target amount.

     3 Reflects the number of RSUs granted during 2011 under the 2007 Equity Incentive Plan. The number of shares granted was determined by multiplying the executive’s salary as of January 1, 2011, times his 2011 RSU target and dividing by the December 31, 2010, closing stock price of $43.48.

     4 Reflects the grant date fair value of the award based on the following assumptions: market value of RSUs granted on March 16, 2011, based on the closing price of $44.55 per share, times the shares granted in column (i); market value of PSSP awards granted on March 16, 2011, based on the closing stock price on March 16, 2011, of $44.55 times the target number of shares in column (g). The 2011 PSSP grant payout is expected to be 100% of target.

Carolina Power & Light Proxy Statement

DISCUSSION OF SUMMARY COMPENSATION TABLE AND GRANTS OF
PLAN-BASED AWARDS TABLE

EMPLOYMENT AGREEMENTS

     In 2007, Messrs. Johnson, Mulhern, Lyash, Yates and McArthur entered into employment agreements with Progress Energy or one of its subsidiaries, referred to collectively in this section as the “Company.” The employment agreements replaced the previous employment agreements in effect for each of these officers.

     The employment agreements provide for base salary, annual incentives, perquisites and participation in the various executive compensation plans offered to our senior executives. Upon expiration, the agreements are automatically extended by an additional year on January 1 of each year. Each employment agreement contains restrictive covenants imposing non-competition obligations, restricting solicitation of employees and protecting our confidential information and trade secrets for specified periods if the applicable officer is terminated without cause or otherwise becomes eligible for the benefits under the agreement.

     Except for the application of previously granted years of service credit to our post-employment health and welfare plans as discussed below, the employment agreements do not affect the compensation, benefits or incentive targets payable to the applicable officers.

     With respect to Mr. Johnson, the Employment Agreement specifies that the years of service credit we previously granted to him for purposes of determining eligibility and benefits in the SERP will also be applicable for purposes of determining eligibility and benefits in our post-employment health and welfare benefit plans. Mr. Johnson was awarded seven years of deemed service toward the benefits and vesting requirements of the SERP. However, as of 2008, Mr. Johnson reached the maximum service accrual and therefore benefit augmentation for deemed service is $0. Three of those years also were deemed to have been in service on the SMC for purposes of SERP eligibility.

     Each Employment Agreement provides that if the applicable officer is terminated without cause or is constructively terminated (as defined in Paragraph 8(a)(i) of the agreement), then the officer will receive (i) severance equal to 2.99 times the officer’s then-current base salary and (ii) reimbursement for the costs of continued coverage under certain of our health and welfare benefit plans for a period of up to 18 months.

     In anticipation of the closing of the proposed merger with Duke Energy and the transition to Duke Energy’s employment practices for executives, in October, 2011, the Company notified its NEOs that it would not renew their employment agreements upon expiration of the current terms. All of the NEOs’ employment agreements expire on December 31, 2012.

PROXY STATEMENT

OUTSTANDING EQUITY AWARDS AT 2011 FISCAL YEAR-END

	Stock Awards
			Equity Incentive	Equity Incentive
			Plan Awards:	Plan Awards:
			Number of	Market or Payout
	Number of	Market Value of	Unearned Shares,	Value of Unearned
	Shares or Units of	Shares or Units of	Units or Other	Shares, Units or
	Stock That	Stock That	Rights That	Other Rights That
	Have Not Vested	Have Not Vested	Have Not Vested	Have Not Vested
Name	($)	($)	($)	($)
(a)	(g)[1]	(h)[2]	(i)[3]	(j)[3]
William D. Johnson,	73,938	$4,142,007	182,126	$8,376,699
Chairman
Mark F. Mulhern,	18,765	$1,051,215	39,175	$1,822,975
Senior Vice President and
Chief Financial Officer
Jeffrey J. Lyash,	19,195	$1,075,304	42,203	$1,934,707
Executive Vice President –
Energy Supply
Lloyd M. Yates,	19,066	$1,068,077	41,734	$1,913,279
President and Chief
Executive Officer
John R. McArthur,	19,999	$1,120,344	45,486	$2,084,840
Executive Vice President,
General Counsel and
Corporate Secretary

     1 Consists of outstanding RSUs as follows:

Number of Units of Stock That Have Not Vested (column (g))
		William D.	Mark F.	Jeffrey J.	Lloyd M.	John R.
Stock Award	Vesting Date	Johnson	Mulhern	Lyash	Yates	McArthur
Restricted Stock Units	March 16, 2012	16,412	3,604	3,723	3,682	4,011
Restricted Stock Units	March 17, 2012	17,298	4,368	4,159	4,135	4,329
Restricted Stock Units	March 20, 2012	4,936	1,188	1,575	1,575	1,478
Restricted Stock Units	March 16, 2013	16,412	3,604	3,723	3,682	4,011
Restricted Stock Units	March 16, 2014	18,880	6,001	6,015	5,992	6,170
Total (column (g))		73,938	18,765	19,195	19,066	19,999

     2 Market value of units of stock that have not vested is based on a December 31, 2011, closing price of $56.02 per share.

Carolina Power & Light Proxy Statement

     3 The 2009 PSSP grant vests on January 1, 2012; the 2010 grant vests on January 1, 2013; and the 2011 grant vests on January 1, 2014. Performance share value for the 2009 annual grant is expected to be at 50% of target while the 2010 annual grant and 2011 annual grant are expected to be 100% of target. The value in Column (j) is derived by multiplying the shares (rounded to the nearest whole share) times the December 31, 2011 closing stock price ($56.02). The difference between the calculated value and the noted value is attributable to fractional shares. See further discussion under “Performance Shares” in Part II of the CD&A. Outstanding performance shares for NEOs are shown in the table below:

Number of Unearned Shares, Units or Other Rights That Have Not Vested (column (i))
		William D.	Mark F.	Jeffrey J.	Lloyd M.	John R.
Stock Award	Vesting Date	Johnson	Mulhern	Lyash	Yates	McArthur
Performance Shares	January 1, 2012	65,191	13,267	15,334	15,161	16,540
Performance Shares	January 1, 2013	61,838	13,332	14,209	14,053	15,307
Performance Shares	January 1, 2014	55,097	12,576	12,660	12,520	13,639
Total (column (i))		182,126	39,175	42,203	41,734	45,486

PROXY STATEMENT

OPTION EXERCISES AND STOCK VESTED IN 2011

	Option Awards		Stock Awards
	Number of		Number of
	Shares	Value	Shares
	Acquired	Realized	Acquired	Value Realized
	on Exercise	on Exercise	on Vesting	on Vesting
Name	($)	($)	($)	($)
(a)	(b)[1]	(c)[2]	(d)[3]	(e)[4]
William D. Johnson,	—	—	89,811	$4,066,089
Chairman
Mark F. Mulhern,	7,000	$57,750	15,142	$684,966
Senior Vice President and Chief Financial Officer
Jeffrey J. Lyash,	—	—	20,006	$905,221
Executive Vice President – Energy Supply
Lloyd M. Yates,	—	—	19,963	$903,293
President and Chief Executive Officer
John R. McArthur,	—	—	19,592	$886,572
Executive Vice President, General Counsel and
Corporate Secretary

     1 Reflects the number of shares of stock for options that were exercised in 2011.

     2 The value realized upon exercise is equal to the difference between the market price of the underlying securities at exercise and the exercise price of the options.

     3 Reflects the number of restricted stock shares, RSUs, and performance shares that vested in 2011 for NEOs as shown in the table below.

Number of Shares Acquired on Vesting (column (d))
	2011	2011
	Vesting	Distribution	Stock	William D.	Mark F.	Jeffrey J.	Lloyd M.	John R.
Stock Award	Date	Date	Price	Johnson	Mulhern	Lyash	Yates	McArthur
Performance Shares	January 1	February 23	$45.59	54,861	8,179	11,599	11,599	10,782
Restricted Stock	March 14	March 14	$46.12	5,534	1,167	1,367	1,367	1,667
RSUs	March 16	March 16	$45.21	7,532	1,603	1,708	1,689	1,840
RSUs	March 17	March 17	$44.55	9,297	1,868	2,159	2,135	2,329
RSUs	March 18	March 18	$44.03	7,651	1,136	1,597	1,597	1,497
RSUs	March 20	March 21	$44.20	4,936	1,189	1,576	1,576	1,477
Total (column (d))				89,811	15,142	20,006	19,963	19,592

Carolina Power & Light Proxy Statement

     4 The value of the 2008 performance share units was calculated using the closing stock price for Progress Energy Common Stock on the business day prior to when distribution occurred. The value of the restricted stock was calculated using the opening stock price for Progress Energy Common Stock three days prior to the day vesting occurred. The value of the RSUs was calculated using the closing stock price for Progress Energy Common Stock on the business day prior to when vesting occurred. Values realized on vesting during 2011 for NEOs are shown in the table below:

Value Realized on Vesting (column (e))
	2011	2011
	Vesting	Distribution	Stock	William D.	Mark F.	Jeffrey J.	Lloyd M.	John R.
Stock Award	Date	Date	Price	Johnson	Mulhern	Lyash	Yates	McArthur
Performance Shares	January 1	February 23	$45.59	$2,501,113	$372,881	$528,798	$528,798	$491,551
Restricted Stock	March 14	March 14	46.12	255,228	53,822	63,046	63,046	76,882
RSUs	March 16	March 16	45.21	340,522	72,472	77,219	76,360	83,186
RSUs	March 17	March 17	44.55	414,181	83,219	96,183	95,114	103,757
RSUs	March 18	March 18	44.03	336,874	50,018	70,316	70,316	65,913
RSUs	March 20	March 21	44.20	218,171	52,554	69,659	69,659	65,283
Total (column (e))				$4,066,089	$684,966	$905,221	$903,293	$886,572

PROXY STATEMENT

PENSION BENEFITS

		Number of	Present
		Years	Value of	Payments
		Credited	Accumulated	During Last
		Service	Benefit[1]	Fiscal Year
Name	Plan Name	($)	($)	($)
(a)	(b)	(c)	(d)	(e)
William D. Johnson,	Progress Energy Pension Plan	19.3	$627,896	$0
Chairman	Supplemental Senior Executive
	Retirement Plan	26.3 [2]	$11,063,301 [3]	$0
Mark F. Mulhern,	Progress Energy Pension Plan	15.8	$411,117	$0
Senior Vice President and	Supplemental Senior Executive
Chief Financial Officer	Retirement Plan	15.8	$2,395,365 [4]	$0
Jeffrey J. Lyash,	Progress Energy Pension Plan	18.6	$422,617	$0
Executive Vice President –	Supplemental Senior Executive
Energy Supply	Retirement Plan	18.6	$2,136,806 [5]	$0
Lloyd M. Yates,	Progress Energy Pension Plan	13.1	$260,702	$0
President and	Supplemental Senior Executive
Chief Executive Officer	Retirement Plan	13.1	$1,950,181 [6]	$0
John R. McArthur,	Progress Energy Pension Plan	10.1	$245,431	$0
Executive Vice President,	Restoration Retirement Plan	10.1	$210,297	$0
General Counsel and
Corporate Secretary

     1 Actuarial present value factors as provided by our actuarial consultants, Buck Consultants, based on FAS mortality assumptions post-age 65 and FAS discount rates as of December 31, 2011, for computation of accumulated benefit under the SERP and the Progress Energy Pension Plan were 4.85% and 4.70%, respectively. Additional details on the formulas for computing benefits under the SERP and Progress Energy Pension Plan can be found under the headings “Supplemental Senior Executive Retirement Plan” and “Other Broad-Based Benefits,” respectively, in the CD&A.

     2 Includes seven years of deemed service. However, as of 2008, Mr. Johnson reached the maximum service accrual and therefore benefit augmentation for deemed service is $0.

     3 Based on an estimated annual benefit payable at age 65 of $1,153,308.

     4 Based on an estimated annual benefit payable at age 65 of $331,774.

     5 Based on estimated annual benefit payable at age 65 of $325,367.

     6 Based on estimated annual benefit payable at age 65 of $283,214.

Carolina Power & Light Proxy Statement

NONQUALIFIED DEFERRED COMPENSATION

     The table below shows the nonqualified deferred compensation for each of the NEOs. Information regarding details of the deferred compensation plans currently in effect can be found under the heading “Deferred Compensation” in Part II of the CD&A. In addition, the Deferred Compensation Plan for Key Management Employees is discussed in footnote 4 to the “Summary Compensation Table.”

	Executive	Registrant	Aggregate	Aggregate	Aggregate
	Contributions	Contributions	Earnings	Withdrawals/	Balance
	in Last FY1	in Last FY2	in Last FY3	Distributions	at Last FYE[4]
Name and Position	($)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)
William D. Johnson,
Chairman	$0	$46,049	$71,800	$0	$967,553
Mark F. Mulhern,
Senior Vice President and
Chief Financial Officer	$0	$13,850	$16,097	($83,467)[5]	$179,741
Jeffrey J. Lyash,
Executive Vice President –
Energy Supply	$0	$12,938	$55,770	$0	$236,721
Lloyd M. Yates,
President and
Chief Executive Officer	$22,891	$12,633	$145,409	$0	$782,054
John R. McArthur,
Executive Vice President,
General Counsel and
Corporate Secretary	$24,935	$15,074	($5,446)	$0	$335,778

     1 Reflects salary deferred under the MDCP, which is reported as “Salary” in the Summary Compensation Table. For 2011, NEOs deferred the following percentages of their base salary: (i) Mr. Yates – 5%; and Mr. McArthur – 5%.

     2 Reflects registrant contributions under the MDCP, which is reported as “All Other Compensation” in the Summary Compensation Table.

     3 Includes aggregate earnings in the last fiscal year under the following nonqualified plans: MICP, MDCP, PSSP, and Deferred Compensation Plan for Key Management Employees. For Mr. Johnson, aggregate earnings includes above market earnings of $12,898 under the Deferred Compensation Plan for Key Management Employees, which is reported as “Change in Pension Value and Nonqualified Deferred Compensation Earnings” in the Summary Compensation Table.

PROXY STATEMENT

     4 Includes December 31, 2011 balances under the following deferred compensation plans: MICP, PSSP, MDCP, and Deferred Compensation Plan for Key Management Employees. Balances for NEOs under each deferral plan are shown in the table below. The aggregate balances as of December 31, 2011 for each NEO includes the following aggregate amounts of prior deferrals of base salary, employer matching contributions, and above market earnings for nonqualified deferred compensation earnings that were previously earned and reported as compensation on the Summary Compensation Table for 2009 and 2010: (i) Mr. Johnson - $136,717; (ii) Mr. Mulhern - $64,158; (iii) Mr. Lyash - $24,736; (iv) Mr. Yates - $46,536; and (v) Mr. McArthur - $175,013. These amounts have been adjusted, pursuant to the terms of the Progress Energy Deferred Compensation Plans for investment performance (e.g. earnings and losses), deferrals, contributions, and distributions.

Aggregate Balance at Last FYE (column (f))
			Deferred
			Compensation for
			Key Management		Total
Name	MDCP	MICP	Employees	PSSP	(column (f))
William D. Johnson	$554,999	$105,398	$307,156	—	$967,553
Mark F. Mulhern	126,806	52,935	—	—	179,741
Jeffrey J. Lyash	236,721	—	—	—	236,721
Lloyd M. Yates	224,807	164,591	—	392,656	782,054
John R. McArthur	335,778	—	—	—	335,778

     5 Mr. Mulhern received distributions from his Management Incentive Deferred Compensation Plan: $41,418; and PSSP: $42,049.

Carolina Power & Light Proxy Statement

CASH COMPENSATION AND VALUE OF VESTING EQUITY TABLE

     The following table shows the actual cash compensation and value of vesting equity received in 2011 by the NEOs. The Committee believes that this table is important in order to distinguish between the actual cash and vested value received by each NEO as opposed to the grant date fair value of equity awards as shown in the Summary Compensation Table.

						Value
		Annual	Restricted			Realized
		Incentive	Stock/	Performance	Restricted	on Stock
	Base	(paid in	Units	Shares	Stock/Unit	Option		Tax
Name and	Salary	2011)	Vesting	Vesting	Dividends	Exercises	Perquisites	Gross-ups
Position	(a)[1]	(b)[2]	(c)[3]	(d)[4]	(e)[5]	(f)[6]	(g)[7]	(h)[8]	Total
William D. Johnson,
Chairman	$1,019,231	$715,000	$1,564,976	$2,501,113	$182,318	—	$64,273	$17,404	$6,064,318
Mark F. Mulhern,
Senior Vice
President and Chief
Financial Officer	$483,575	$205,000	$312,085	$372,881	$44,652	$57,750	$8,027	$8,653	$1,492,623
Jeffrey J. Lyash,
Executive Vice
President –
Energy Supply	$462,931	$195,000	$376,423	$528,798	$46,589	—	$11,499	$711	$1,621,951
Lloyd M. Yates,
President and Chief
Executive Officer	$457,822	$195,000	$374,495	$528,798	$46,284	—	$5,619	$5,216	$1,613,234
John R. McArthur,
Executive Vice
President, General
Counsel and
Corporate Secretary	$498,699	$220,000	$395,022	$491,551	$48,544	—	$9,557	$799	$1,664,172

     1 Consists of the total 2011 base salary earnings prior to (i) employee contributions to the Progress Energy 401(k) Plan and (ii) voluntary deferrals, if applicable, under the MDCP. For 2011, NEOs deferred the following amounts under the MDCP: (i) Mr. Yates – $22,891; and Mr. McArthur – $24,935.

     2 Reflects awards given under the MICP attributable to Plan Year 2010 and paid in 2011.

     3 Reflects the value of restricted stock and RSUs vesting in 2011. The value of the restricted stock was calculated using the opening stock price for Progress Energy Common Stock three days prior to the day vesting occurred. The value of the RSUs was calculated using the closing stock price for Progress Energy Common Stock on the business day prior to when vesting occurred.

     4 Reflects performance shares vested on January 1, 2011. The value of the 2008 performance share units is calculated using the closing stock price for Progress Energy Common Stock on the business day prior to when distribution occurred.

     5 Reflects cash dividends and cash dividend equivalents paid as the result of outstanding restricted stock or RSUs held in Company Plan accounts.

     6 Reflects the value realized upon exercise for options that were exercised in 2011. The value realized upon exercise is equal to the difference between the market price of the underlying securities at exercise and the exercise price of the options.

     7 Reflects the value of all perquisites provided during 2011. For a complete listing of the perquisites, see the “Executive Perquisites” in Part II of the CD&A. Perquisite details for each NEO are discussed in the Summary Compensation Table footnotes. Personal and spousal travel on corporate aircraft included in the table above is valued at the amounts imputed as income to the NEOs for tax purposes using the Standard Industry Fare Level (“SIFL”) formula in accordance with IRS guidelines.

     8 Reflects our Parent’s payment of the Medicare portion of the FICA tax on the non-qualified retirement accrual and the tax gross-up on the imputed income of that tax payment provided during 2011.

PROXY STATEMENT

POTENTIAL PAYMENTS UPON TERMINATION
William D. Johnson, Chairman

     Amounts reflected in the following table assume a triggering event occurred on December 31, 2011.

					Involuntary
			Involuntary		or Good
			Not for		Reason
	Voluntary	Early	Cause	For Cause	Termination
	Termination[1]	Retirement[1]	Termination[1]	Termination[1]	(CIC)	Disability	Death
	($)	($)	($)	($)	($)	($)	($)
Compensation
Base Salary—$1,030,000[2]	$0	$0	$3,079,700	$0	$6,180,000	$618,000	$0
Annual Incentive[3]	$0	$1,223,000	$0	$0	$1,030,000	$1,223,000	$1,223,000
Long-term Incentives:
Performance Shares (PSSP)[4]
2009 PSSP Grant	$0	$1,826,000	$0	$0	$3,652,000	$1,826,000	$1,826,000
2010 PSSP Grant	$0	$2,309,443	$0	$0	$3,464,165	$2,309,443	$2,309,443
2011 PSSP Grant	$0	$1,028,845	$0	$0	$3,086,534	$1,028,845	$1,028,845
Restricted Stock Units (RSU)[5]
2007 RSU Grant	$0	$262,689	$0	$0	$276,515	$276,515	$276,515
2009 RSU Grant	$0	$888,281	$0	$0	$969,034	$969,034	$969,034
2010 RSU Grant	$0	$615,333	$0	$0	$843,885	$843,885	$843,885
2011 RSU Grant	$0	$824,054	$0	$0	$2,052,573	$0	$0
Benefits and Perquisites
Deferred Compensation[6]	$967,552	$967,552	$967,552	$967,552	$967,552	$967,552	$967,552
Post-retirement Health Care[7]	$0	$0	$26,475	$0	$51,911	$0	$0
Executive AD&D Proceeds[8]	$0	$0	$0	$0	$0	$500,000	$500,000
280G Tax Gross-up9	$0	$0	$0	$0	$7,441,493	$0	$0
TOTAL	$967,552	$9,945,197	$4,073,727	$967,552	$30,015,662	$10,562,274	$9,944,274

     1 Mr. Johnson became eligible for early retirement at age 55 in January 2009. Therefore, under the voluntary termination, involuntary not for cause termination, and for cause termination scenarios, Mr. Johnson would be treated as having met the early retirement criteria under the Equity Incentive Plan, and would be paid out under the early retirement provisions of that plan. The payout would equal amounts listed under early retirement in the table above for performance shares and RSUs ($7,754,645). This amount would be added to the totals above for combined totals as follows: $8,722,197 under voluntary termination; $11,828,372 under involuntary not for cause termination; and $8,722,197 under for cause termination. Mr. Johnson is not eligible for normal retirement.

     2 There is no provision for payment of salary under voluntary termination, early retirement, for cause termination or death. In the event of involuntary not for cause termination, the salary continuation provision of Mr. Johnson’s employment agreement requires a severance equal to 2.99 times his then current base salary ($1,030,000) payable in equal installments over a period of 2.99 years. In the event of involuntary or good reason termination (CIC), the maximum benefit allowed under the cash payment provision of the Management Change-in-Control Plan equals three times the sum of annual salary plus target MICP award (($1,030,000 + $1,030,000) x 3). In the event of a long-term disability, Mr. Johnson would receive 60% of base salary during the period of his disability, offset by any Social Security benefits and Progress Energy Pension Plan payments. The long-term disability payment as shown in the table above represents an annual amount before offsets.

     3 There is no provision for payment of annual incentive under voluntary termination, involuntary not for cause termination, or for cause termination. In the event of involuntary or good reason termination (CIC), Mr. Johnson would receive 100% of his target award under the Annual Cash Incentive Compensation Plan provisions of the Management Change-in-Control Plan, calculated as 100% times $1,030,000. In the event of early retirement, death or disability, Mr. Johnson would receive a pro-rata incentive award for the period worked during the year. For December 31, 2011, this is based on the full award. For 2011, Mr. Johnson’s MICP award was $1,223,000.

Carolina Power & Light Proxy Statement

     4 Amounts shown for performance shares are based on a December 31, 2011, closing price of $56.02 per share. Voluntary termination, involuntary not for cause termination, and for cause termination are not applicable, but see footnote 1 with respect to early retirement eligibility under these scenarios. In the event of early retirement or disability, a pro rata percentage of performance shares would vest based upon the period of employment during the performance measurement period and the extent that the performance factors are satisfied. In the event of involuntary or good reason termination (CIC), unvested performance shares vest as of the date of Management Change-in-Control and payment is made based upon the target value of the award. In the event of death, the 2009 performance shares would vest 100% and be paid in an amount using performance factors determined at the time of the event. For the 2010 and 2011 performance grants, a pro-rata payment would be made based upon the target value of the award and time in the plan.

     5 Amounts shown for RSUs are based on a December 31, 2011, closing price of $56.02 per share. For a detailed description of outstanding RSUs, see the “Outstanding Equity Awards at 2011 Fiscal Year-End.” Voluntary termination, involuntary not for cause termination, and for cause termination are not applicable, but see footnote 1 with respect to early retirement eligibility under these scenarios. In the event of early retirement, Mr. Johnson would receive a pro-rata percentage of all unvested RSUs, based upon the number of full months elapsed between the grant date and the date of early retirement. In the event of involuntary or good reason termination (CIC), all outstanding RSUs would vest immediately. Upon death or disability, all outstanding RSUs that are more than one year past their grant date would vest immediately. RSUs that are less than one year past their grant date would be forfeited. Mr. Johnson would immediately vest RSUs granted in 2007, 2009, and 2010, and would forfeit RSUs granted in 2011.

     6 All outstanding deferred compensation balances will be paid immediately following termination, subject to IRC Section 409(a) regulations, under each scenario.

     7 No post-retirement health care benefits apply under voluntary termination, for cause termination, death or disability. In the event of early retirement, Mr. Johnson would receive no additional benefits above what all full-time, nonbargaining employees would receive. Under involuntary not for cause termination, Mr. Johnson would be reimbursed for 18 months of COBRA premiums at $1,470.83 per month as provided in his employment agreement. In the event of involuntary or good reason termination (CIC), the Management Change-in-Control Plan provides for Progress Energy-paid medical, dental and vision coverage in the same plan Mr. Johnson was participating in prior to termination for 36 months at $1,441.99 per month.

     8 Mr. Johnson would be eligible to receive $500,000 proceeds from the executive AD&D policy.

     9 Upon a change in control, the Management Change-in-Control Plan provides for our Parent to pay all excise taxes under IRC Section 280G plus applicable gross-up amounts for Mr. Johnson. Under IRC Section 280G, Mr. Johnson would be subject to excise tax on $13,328,855 of excess parachute payments above his base amount. Those excess parachute payments result in $2,665,771 of excise taxes, $4,669,363 of tax gross-ups, and $106,359 of employer Medicare tax related to the excise tax payment.

PROXY STATEMENT

POTENTIAL PAYMENTS UPON TERMINATION
Mark F. Mulhern, Senior Vice President and Chief Financial Officer

     Amounts reflected in the following table assume a triggering event occurred on December 31, 2011.

				Involuntary
		Involuntary		or Good
		Not for		Reason
	Voluntary	Cause	For Cause	Termination
	Termination	Termination	Termination	(CIC)	Disability	Death
	($)	($)	($)	($)	($)	($)
Compensation
Base Salary—$495,945[1]	$0	$1,482,876	$0	$1,537,430	$297,567	$0
Annual Incentive[2]	$0	$0	$0	$272,770	$250,000	$250,000
Long-term Incentives:
Performance Shares (PSSP)[3]
2009 PSSP Grant	$0	$0	$0	$743,217	$371,609	$371,609
2010 PSSP Grant	$0	$0	$0	$746,859	$497,906	$497,906
2011 PSSP Grant	$0	$0	$0	$704,508	$234,836	$234,836
Restricted Stock Units (RSU)[4]
2007 RSU Grant	$0	$0	$0	$66,552	$66,552	$66,552
2009 RSU Grant	$0	$0	$0	$244,695	$244,695	$244,695
2010 RSU Grant	$0	$0	$0	$179,600	$179,600	$179,600
2011 RSU Grant	$0	$0	$0	$560,368	$0	$0
Benefits and Perquisites
Deferred Compensation[5]	$179,741	$179,741	$179,741	$179,741	$179,741	$179,741
Post-retirement Health Care[6]	$0	$16,028	$0	$20,952	$0	$0
Executive AD&D Proceeds[7]	$0	$0	$0	$0	$500,000	$500,000
280G Tax Gross-up8	$0	$0	$0	$1,626,271	$0	$0
TOTAL	$179,741	$1,678,645	$179,741	$6,882,963	$2,822,506	$2,524,939

     1 There is no provision for payment of salary under voluntary termination, for cause termination or death. Mr. Mulhern is not eligible for early retirement or normal retirement. In the event of involuntary not for cause termination, the salary continuation provision of Mr. Mulhern’s employment agreement requires a severance equal to 2.99 times his then current base salary ($495,945) payable in equal installments over a period of 2.99 years. In the event of involuntary or good reason termination (CIC), the maximum benefit allowed under the cash payment provision of the Management Change-in-Control Plan equals two times the sum of annual salary plus annual target MICP award (($495,945 + $272,770) x 2). In the event of a long-term disability, Mr. Mulhern would receive 60% of base salary during the period of his disability, offset by any Social Security benefits and Progress Energy Pension Plan payments. The long-term disability payment as shown in the table above represents an annual amount before offsets.

     2 There is no provision for payment of annual incentive under voluntary termination, involuntary not for cause termination, or for cause termination. Mr. Mulhern is not eligible for early retirement or normal retirement. In the event of involuntary or good reason termination (CIC), Mr. Mulhern would receive 100% of his target award under the Annual Cash Incentive Compensation Plan provisions of the Management Change-in-Control Plan, calculated as 55% times $495,945. In the event of death or disability, Mr. Mulhern would receive a pro-rata incentive award for the period worked during the year. For December 31, 2011, this is based on the full award. For 2011, Mr. Mulhern’s MICP award was $250,000.

     3 Amounts shown for performance shares are based on a December 31, 2011, closing price of $56.02 per share. Unvested performance shares would be forfeited under voluntary termination, involuntary not for cause termination, or for cause termination. Mr. Mulhern is not eligible for early retirement or normal retirement. In the event of involuntary or good reason termination (CIC), unvested performance shares vest as of the date of Management Change-in-Control and payment is made based upon the target value of the award. In the event of disability, a pro rata percentage of performance shares would vest based upon the period of employment during the performance measurement period and the extent that the performance factors are satisfied. In the event of death, the 2009 performance shares would vest 100% and be paid in an amount using performance factors determined at the time of the event. For the 2010 and 2011 performance grants, the target value of the award would be paid based upon time in the plan.

Carolina Power & Light Proxy Statement

     4 Amounts shown for RSUs are based on a December 31, 2011, closing price of $56.02 per share. For a detailed description of outstanding RSUs, see the “Outstanding Equity Awards at 2011 Fiscal Year-End.” Unvested RSUs would be forfeited under voluntary termination, involuntary not for cause termination, or for cause termination. Mr. Mulhern is not eligible for early retirement or normal retirement. In the event of involuntary or good reason termination (CIC), all outstanding RSUs would vest immediately. Upon death or disability, all outstanding RSUs that are more than one year past their grant date would vest immediately. RSUs that are less than one year past their grant date would be forfeited. Mr. Mulhern would immediately vest RSUs granted in 2007, 2009, and 2010; and would forfeit RSUs granted in 2011.

     5 All outstanding deferred compensation balances will be paid immediately following termination, subject to IRC Section 409(a) regulations, under each scenario. Mr. Mulhern is not eligible for early retirement or normal retirement.

     6 No post-retirement health care benefits apply under voluntary termination, for cause termination, death or disability. Mr. Mulhern is not eligible for early retirement or normal retirement. Under involuntary not for cause termination, Mr. Mulhern would be reimbursed for 18 months of COBRA premiums at $890.45 per month as provided in his employment agreement. In the event of involuntary or good reason termination (CIC), the Management Change-in-Control Plan provides for Progress Energy-paid medical, dental and vision coverage in the same plan Mr. Mulhern was participating in prior to termination for 24 months at $872.99 per month.

     7 Mr. Mulhern would be eligible to receive $500,000 proceeds from the executive AD&D policy.

     8 Upon a change in control, the Management Change-in-Control Plan provides for our Parent to pay all excise taxes under IRC Section 280G plus applicable gross-up amounts for Mr. Mulhern. Under IRC Section 280G, Mr. Mulhern would be subject to excise tax on $2,912,901 of excess parachute payments above his base amount. Those excess parachute payments result in $582,580 of excise taxes, $1,020,447 of tax gross-ups, and $23,244 of employer Medicare tax related to the excise tax payment.

PROXY STATEMENT

POTENTIAL PAYMENTS UPON TERMINATION
Jeffrey J. Lyash, Executive Vice President – Energy Supply

     Amounts reflected in the following table assume a triggering event occurred on December 31, 2011.

				Involuntary
		Involuntary		or Good
		Not for		Reason
	Voluntary	Cause	For Cause	Termination
	Termination	Termination	Termination	(CIC)	Disability	Death
	($)	($)	($)	($)	($)	($)
Compensation
Base Salary—$466,590[1]	$0	$1,395,104	$0	$2,169,644	$279,954	$0
Annual Incentive[2]	$0	$0	$0	$256,625	$220,000	$220,000
Long-term Incentives:
Performance Shares (PSSP)[3]
2009 PSSP Grant	$0	$0	$0	$859,011	$429,505	$429,505
2010 PSSP Grant	$0	$0	$0	$795,988	$530,659	$530,659
2011 PSSP Grant	$0	$0	$0	$709,213	$236,404	$236,404
Restricted Stock Units (RSU)[4]
2007 RSU Grant	$0	$0	$0	$88,232	$88,232	$88,232
2009 RSU Grant	$0	$0	$0	$232,987	$232,987	$232,987
2010 RSU Grant	$0	$0	$0	$191,476	$191,476	$191,476
2011 RSU Grant	$0	$0	$0	$562,609	$0	$0
Benefits and Perquisites
Deferred Compensation[5]	$236,721	$236,721	$236,721	$236,721	$236,721	$236,721
Post-retirement Health Care[6]	$0	$18,716	$0	$36,697	$0	$0
Executive AD&D Proceeds[7]	$0	$0	$0	$0	$500,000	$500,000
280G Tax Gross-up8	$0	$0	$0	$1,961,904	$0	$0
TOTAL	$236,721	$1,650,541	$236,721	$8,101,107	$2,945,938	$2,665,984

     1 There is no provision for payment of salary under voluntary termination, for cause termination or death. Mr. Lyash is not eligible for early retirement or normal retirement. In the event of involuntary not for cause termination, the salary continuation provision of Mr. Lyash’s employment agreement requires a severance equal to 2.99 times his then current base salary ($466,590) payable in equal installments over a period of 2.99 years. In the event of involuntary or good reason termination (CIC), the maximum benefit allowed under the cash payment provision of the Management Change-in-Control Plan equals three times the sum of annual salary plus annual target MICP award (($466,590 + $256,625) x 3). In the event of a long-term disability, Mr. Lyash would receive 60% of base salary during the period of his disability, offset by any Social Security benefits and Progress Energy Pension Plan payments. The long-term disability payment as shown in the table above represents an annual amount before offsets.

     2 There is no provision for payment of annual incentive under voluntary termination, involuntary not for cause termination, or for cause termination. Mr. Lyash is not eligible for early retirement or normal retirement. In the event of involuntary or good reason termination (CIC), Mr. Lyash would receive 100% of his target award under the Annual Cash Incentive Compensation Plan provisions of the Management Change-in-Control Plan, calculated as 55% times $466,590. In the event of death or disability, Mr. Lyash would receive a pro-rata incentive award for the period worked during the year. For December 31, 2011, this is based on the full award. For 2011, Mr. Lyash’s MICP award was $220,000.

     3 Amounts shown for performance shares are based on a December 31, 2011, closing price of $56.02 per share. Unvested performance shares would be forfeited under voluntary termination, involuntary not for cause termination, or for cause termination. Mr. Lyash is not eligible for early retirement or normal retirement. In the event of involuntary or good reason termination (CIC), unvested performance shares vest as of the date of Management Change-in-Control and payment is made based upon the target value of the award. In the event of disability, a pro rata percentage of performance shares would vest based upon the period of employment during the performance measurement period and the extent that the performance factors are satisfied. In the event of death, the 2009 performance shares would vest 100% and be paid in an amount using performance factors determined at the time of the event. For the 2010 and 2011 performance grants, the target value of the award would be paid based upon time in the plan.

Carolina Power & Light Proxy Statement

     4 Amounts shown for RSUs are based on a December 31, 2011, closing price of $56.02 per share. For a detailed description of outstanding RSUs, see the “Outstanding Equity Awards at 2011 Fiscal Year-End.” Unvested RSUs would be forfeited under voluntary termination, involuntary not for cause termination, or for cause termination. Mr. Lyash is not eligible for early retirement or normal retirement. In the event of involuntary or good reason termination (CIC), all outstanding RSUs would vest immediately. Upon death or disability, all outstanding RSUs that are more than one year past their grant date would vest immediately. RSUs that are less than one year past their grant date would be forfeited. Mr. Lyash would immediately vest RSUs granted in 2007, 2009, and 2010; and would forfeit RSUs granted in 2011.

     5 All outstanding deferred compensation balances will be paid immediately following termination, subject to IRC Section 409(a) regulations, under each scenario. Mr. Lyash is not eligible for early retirement or normal retirement.

     6 No post-retirement health care benefits apply under voluntary termination, for cause termination, death or disability. Mr. Lyash is not eligible for early retirement or normal retirement. Under involuntary not for cause termination, Mr. Lyash would be reimbursed for 18 months of COBRA premiums at $1,039.75 per month as provided in his employment agreement. In the event of involuntary or good reason termination (CIC), the Management Change-in-Control Plan provides for Progress Energy-paid medical, dental and vision coverage in the same plan Mr. Lyash was participating in prior to termination for 36 months at $1,019.37 per month.

     7 Mr. Lyash would be eligible to receive $500,000 proceeds from the executive AD&D policy.

     8 Upon a change in control, the Management Change-in-Control Plan provides for our Parent to pay all excise taxes under IRC Section 280G plus applicable gross-up amounts for Mr. Lyash. Under IRC Section 280G, Mr. Lyash would be subject to excise tax on $3,514,070 of excess parachute payments above his base amount. Those excess parachute payments result in $702,814 of excise taxes, $1,231,049 of tax gross-ups, and $28,041 of employer Medicare tax related to the excise tax payment.

PROXY STATEMENT

POTENTIAL PAYMENTS UPON TERMINATION
Lloyd M. Yates, President and Chief Executive Officer

     Amounts reflected in the following table assume a triggering event occurred on December 31, 2011.

				Involuntary
		Involuntary		or Good
		Not for		Reason
	Voluntary	Cause	For Cause	Termination
	Termination	Termination	Termination	(CIC)	Disability	Death
	($)	($)	($)	($)	($)	($)
Compensation
Base Salary—$461,440[1]	$0	$1,379,706	$0	$2,145,696	$276,864	$0
Annual Incentive[2]	$0	$0	$0	$253,792	$220,000	$220,000
Long-term Incentives:
Performance Shares (PSSP)[3]
2009 PSSP Grant	$0	$0	$0	$849,319	$424,660	$424,660
2010 PSSP Grant	$0	$0	$0	$787,249	$524,833	$524,833
2011 PSSP Grant	$0	$0	$0	$701,370	$233,790	$233,790
Restricted Stock Units (RSU)[4]
2007 RSU Grant	$0	$0	$0	$88,232	$88,232	$88,232
2009 RSU Grant	$0	$0	$0	$231,643	$231,643	$231,643
2010 RSU Grant	$0	$0	$0	$189,348	$189,348	$189,348
2011 RSU Grant	$0	$0	$0	$558,856	$0	$0
Benefits and Perquisites
Deferred Compensation[5]	$782,054	$782,054	$782,054	$782,054	$782,054	$782,054
Post-retirement Health Care[6]	$0	$26,475	$0	$51,911	$0	$0
Executive AD&D Proceeds[7]	$0	$0	$0	$0	$500,000	$500,000
280G Tax Gross-up8	$0	$0	$0	$1,952,354	$0	$0
TOTAL	$782,054	$2,188,235	$782,054	$8,591,824	$3,471,424	$3,194,560

     1 There is no provision for payment of salary under voluntary termination, for cause termination or death. Mr. Yates is not eligible for early retirement or normal retirement. In the event of involuntary not for cause termination, the salary continuation provision of Mr. Yates’ employment agreement requires a severance equal to 2.99 times his then current base salary ($461,440) payable in equal installments over a period of 2.99 years. In the event of involuntary or good reason termination (CIC), the maximum benefit allowed under the cash payment provision of the Management Change-in-Control Plan equals three times the sum of annual salary plus annual target MICP award (($461,440 + $253,792) x 3). In the event of a long-term disability, Mr. Yates would receive 60% of base salary during the period of his disability, offset by any Social Security benefits and Progress Energy Pension Plan payments. The long-term disability payment as shown in the table above represents an annual amount before offsets.

     2 There is no provision for payment of annual incentive under voluntary termination, involuntary not for cause termination, or for cause termination. Mr. Yates is not eligible for early retirement or normal retirement. In the event of involuntary or good reason termination (CIC), Mr. Yates would receive 100% of his target award under the Annual Cash Incentive Compensation Plan provisions of the Management Change-in-Control Plan, calculated as 55% times $461,440. In the event of death or disability, Mr. Yates would receive a pro-rata incentive award for the period worked during the year. For December 31, 2011 this is based on the full award. For 2011, Mr. Yates’ MICP award was $220,000.

     3 Amounts shown for performance shares are based on a December 31, 2011, closing price of $56.02 per share. Unvested performance shares would be forfeited under voluntary termination, involuntary not for cause termination, or for cause termination. Mr. Yates is not eligible for early retirement or normal retirement. In the event of involuntary or good reason termination (CIC), unvested performance shares vest as of the date of Management Change-in-Control and payment is made based upon the target value of the award. In the event of disability, a pro rata percentage of performance shares would vest based upon the period of employment during the performance measurement period and the extent that the performance factors are satisfied. In the event of death, the 2009 performance shares would vest 100% and be paid in an amount using performance factors determined at the time of the event. For the 2010 and 2011 performance grants, the target value of the award would be paid based upon time in the plan.

Carolina Power & Light Proxy Statement

     4 Amounts shown for RSUs are based on a December 31, 2011, closing price of $56.02 per share. For a detailed description of outstanding RSUs, see the “Outstanding Equity Awards at 2011 Fiscal Year-End.” Unvested RSUs would be forfeited under voluntary termination, involuntary not for cause termination, or for cause termination. Mr. Yates is not eligible for early retirement or normal retirement. In the event of involuntary or good reason termination (CIC), all outstanding RSUs would vest immediately. Upon death or disability, all outstanding RSUs that are more than one year past their grant date would vest immediately. RSUs that are less than one year past their grant date would be forfeited. Mr. Yates would immediately vest RSUs granted in 2007, 2009, and 2010; and would forfeit RSUs granted in 2011.

     5 All outstanding deferred compensation balances will be paid immediately following termination, subject to IRC Section 409(a) regulations, under each scenario. Mr. Yates is not eligible for early retirement or normal retirement.

     6 No post-retirement health care benefits apply under voluntary termination, for cause termination, death or disability. Mr. Yates is not eligible for early retirement or normal retirement. Under involuntary not for cause termination, Mr. Yates would be reimbursed for 18 months of COBRA premiums at $1,470.83 per month as provided in his employment agreement. In the event of involuntary or good reason termination (CIC), the Management Change-in-Control Plan provides for Progress Energy-paid medical, dental and vision coverage in the same plan Mr. Yates was participating in prior to termination for 36 months at $1,441.99 per month.

     7 Mr. Yates would be eligible to receive $500,000 proceeds from the executive AD&D policy.

     8 Upon a change in control, the Management Change-in-Control Plan provides for our Parent to pay all excise taxes under IRC Section 280G plus applicable gross-up amounts for Mr. Yates. Under IRC Section 280G, Mr. Yates would be subject to excise tax on $3,496,965 of excess parachute payments above his base amount. Those excess parachute payments result in $699,393 of excise taxes, $1,225,056 of tax gross-ups, and $27,905 of employer Medicare tax related to the excise tax payment.

PROXY STATEMENT

POTENTIAL PAYMENTS UPON TERMINATION
John R. McArthur, Executive Vice President, General Counsel and Corporate Secretary

     Amounts reflected in the following table assume a triggering event occurred on December 31, 2011.

					Involuntary
			Involuntary		or Good
			Not for		Reason
	Voluntary	Early	Cause	For Cause	Termination
	Termination[1]	Retirement[1]	Termination[1]	Termination[1]	(CIC)	Disability	Death
	($)	($)	($)	($)	($)	($)	($)
Compensation
Base Salary—$502,640[2]	$0	$0	$1,502,894	$0	$2,337,276	$301,584	$0
Annual Incentive[3]	$0	$0	$0	$0	$276,452	$305,000	$305,000
Long-term Incentives:
Performance Shares (PSSP)[4]
2009 PSSP Grant	$0	$463,285	$0	$0	$926,571	$463,285	$463,285
2010 PSSP Grant	$0	$571,665	$0	$0	$857,498	$571,665	$571,665
2011 PSSP Grant	$0	$254,686	$0	$0	$764,057	$254,686	$254,686
Restricted Stock Units (RSU)[5]
2007 RSU Grant	$0	$78,658	$0	$0	$82,798	$82,798	$82,798
2009 RSU Grant	$0	$222,301	$0	$0	$242,511	$242,511	$242,511
2010 RSU Grant	$0	$150,402	$0	$0	$206,266	$206,266	$206,266
2011 RSU Grant	$0	$223,170	$0	$0	$588,770	$0	$0
Benefits and Perquisites
Incremental Nonqualified Pension[6]	$0	$0	$0	$0	$1,915,600	$0	$0
Deferred Compensation[7]	$335,778	$335,778	$335,778	$335,778	$335,778	$335,778	$335,778
Post-retirement Health Care[8]	$0	$0	$17,837	$0	$34,975	$0	$0
Executive AD&D Proceeds[9]	$0	$0	$0	$0	$0	$500,000	$500,000
280G Tax Gross-up10	$0	$0	$0	$0	$3,162,063	$0	$0
TOTAL	$335,778	$2,299,945	$1,856,509	$335,778	$11,730,615	$3,263,573	$2,961,989

     1 Mr. McArthur became eligible for early retirement at age 55 with 10 years of service in December 2011 under the Equity Incentive Plan only. Therefore, under the voluntary termination, involuntary not for cause termination, and for cause termination scenarios, Mr. McArthur would be treated as having met the early retirement criteria under the Equity Incentive Plan and would be paid out under the early retirement provisions of that plan. The payout would equal amounts listed under early retirement in the table above for performance shares and RSUs ($1,964,167). This amount would be added to the totals above for combined totals as follows: $2,299,945 under voluntary termination; $3,820,676 under involuntary not for cause termination, and $2,299,945 under for cause termination. Mr. McArthur is not eligible for early retirement under the MICP as he has less than 15 years of service at December 31, 2011. Mr. McArthur is not eligible for normal retirement.

     2 There is no provision for payment of salary under voluntary termination, early retirement, for cause termination or death. In the event of involuntary not for cause termination, the salary continuation provision of Mr. McArthur’s employment agreement requires a severance equal to 2.99 times his then current base salary ($502,640) payable in equal installments over a period of 2.99 years. In the event of involuntary or good reason termination (CIC), the maximum benefit allowed under the cash payment provision of the Management Change-in-Control Plan equals three times the sum of annual salary plus annual target MICP award (($502,640 + $276,452) x 3). In the event of a long-term disability, Mr. McArthur would receive 60% of base salary during the period of his disability, offset by any Social Security benefits and Progress Energy Pension Plan payments. The long-term disability payment as shown in the table above represents an annual amount before offsets.

     3 There is no provision for payment of annual incentive under voluntary termination, involuntary not for cause termination, or for cause termination. Mr. McArthur is not eligible for early retirement or normal retirement. In the event of involuntary or good reason termination (CIC), Mr. McArthur would receive 100% of his target bonus under the Annual Cash Incentive Compensation Plan provisions of the Management Change-in-Control Plan, calculated as 55% times $502,640. In the event of death or disability, Mr. McArthur would receive a pro-rata incentive award for the period worked during the year. For December 31, 2011, this is based on the full award. For 2011, Mr. McArthur’s MICP award was $305,000.

Carolina Power & Light Proxy Statement

     4 Amounts shown for performance shares are based on a December 31, 2011, closing price of $56.02 per share. Voluntary termination, involuntary not for cause termination, and for cause termination are not applicable, but see footnote 1 with respect to early retirement eligibility under these scenarios. Mr. McArthur is not eligible for normal retirement. In the event of involuntary or good reason termination (CIC), unvested performance shares vest as of the date of Management Change-in-Control and payment is made based upon the target value of the award. In the event of early retirement or disability, a pro rata percentage of performance shares would vest based upon the period of employment during the performance measurement period and the extent that the performance factors are satisfied. In the event of death, the 2009 performance shares would vest 100% and be paid in an amount using performance factors determined at the time of the event. For the 2010 and 2011 performance grants, the target value of the award would be paid based upon time in the plan.

     5 Amounts shown for RSUs are based on a December 31, 2011, closing price of $56.02 per share. For a detailed description of outstanding RSUs, see the “Outstanding Equity Awards at 2011 Fiscal Year-End.” Voluntary termination, involuntary not for cause termination, and for cause termination are not applicable, but see footnote 1 with respect to early retirement eligibility under these scenarios. In the event of early retirement, Mr. McArthur would receive a pro rata percentage of all unvested RSUs, based upon the number of full months elapsed between the grant date and the date of early retirement. Mr. McArthur is not eligible for normal retirement. In the event of involuntary or good reason termination (CIC), all outstanding RSUs would vest immediately. Upon death or disability, all outstanding RSUs that are more than one year past their grant date would vest immediately. RSUs that are less than one year past their grant date would be forfeited. Mr. McArthur would immediately vest RSUs granted in 2007, 2009, and 2010; and would forfeit RSUs granted in 2011.

     6 Mr. McArthur was not vested under the SERP as of December 31, 2011, so this is the incremental value due to accelerated vesting under involuntary or good reason termination (CIC). No accelerated vesting or incremental nonqualified pension benefit applies under any other scenario above.

     7 All outstanding deferred compensation balances will be paid immediately following termination, subject to IRC Section 409(a) regulations, under each scenario. Mr. McArthur is not eligible for early retirement or normal retirement.

     8 No post-retirement health care benefits apply under voluntary termination, for cause termination, death or disability. Mr. McArthur is not eligible for early retirement or normal retirement. Under involuntary not for cause termination, Mr. McArthur would be reimbursed for 18 months of COBRA premiums at $990.95 per month as provided in his employment agreement. In the event of involuntary or good reason termination (CIC), the Management Change-in-Control Plan provides for Progress Energy-paid medical, dental and vision coverage in the same plan Mr. McArthur was participating in prior to termination for 36 months at $971.52 per month.

     9 Mr. McArthur would be eligible to receive $500,000 proceeds from the executive AD&D policy.

     10 Upon a change in control, the Management Change-in-Control Plan provides for our Parent to pay all excise taxes under IRC Section 280G plus applicable gross-up amounts for Mr. McArthur. Under IRC Section 280G, Mr. McArthur would be subject to excise tax on $5,663,739 of excess parachute payments above his base amount. Those excess parachute payments result in $1,132,748 of excise taxes, $1,984,120 of tax gross-ups, and $45,195 of employer Medicare tax related to the excise tax payment.

PROXY STATEMENT

DIRECTOR COMPENSATION

     Our Board of Directors is comprised of employees of Progress Energy and its affiliates. They have multiple responsibilities within and provide various services to Progress Energy and its subsidiaries. The total compensation of Progress Energy’s executive officers is designed to cover the full range of services they provide to Progress Energy and its subsidiaries, including the Company. Therefore, they do not receive an annual retainer, attendance fees or any additional compensation for their service as directors of the Company.

EQUITY COMPENSATION PLAN INFORMATION

     There are no compensation plans under which equity securities of the Company are authorized for issuance. Our Parent sponsors an equity compensation plan in which certain employees of the Company participate.

Carolina Power & Light Proxy Statement

PROPOSAL 2—ADVISORY (NONBINDING) VOTE ON
EXECUTIVE COMPENSATION

     Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act requires that companies seek a nonbinding shareholder vote to approve the compensation package of their named executive officers (“NEOs”), as disclosed in the annual proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives you as a shareholder the opportunity to express your views on the Company’s executive compensation program. The Company will follow the nonbinding resolution approved at the Company’s 2011 Annual Meeting of Shareholders, recommending that executive compensation be voted on by shareholders every year.

     The advisory vote on executive compensation is a nonbinding vote on the compensation of the Company’s NEOs, as described in the Compensation Discussion and Analysis section, the tabular disclosure regarding such compensation and the accompanying narrative disclosure set forth in this Proxy Statement. The advisory vote is not a vote on the compensation of the Company’s Board of Directors or the Company’s compensation policies as they relate to risk management. Your vote will not directly affect or otherwise limit any existing compensation or award arrangements of any of our NEOs. Your vote is advisory and is not binding on the Board of Directors; however, the Compensation Committee of our Parent’s Board will take the outcome of the vote into account when considering future executive compensation arrangements.

     At the Company’s 2011 Annual Meeting of Shareholders, a substantial majority of the votes cast on the say-on-pay proposal were voted in favor of the proposal. The Compensation Committee of our Parent’s Board believes this affirms our shareholders’ support of the Company’s approach to executive compensation.

     The Company’s executive compensation philosophy aligns with that of our Parent, and is designed to provide competitive compensation consistent with key principles we believe are critical to our long-term success. The Company is committed to providing an executive compensation program that aligns our management team’s interests with shareholders’ expectations of earnings per share growth and a competitive dividend yield; effectively compensates our management team for actual performance over the short- and long-term; rewards operating performance results that are sustainable and consistent with reliable and efficient electric service; attracts and retains an experienced and effective management team; motivates and rewards our management team to produce growth and performance for our shareholders that are sustainable, consistent with prudent risk-taking, and based on sound corporate governance practices; and provides market competitive levels of target (i.e., opportunity) compensation.

     We urge you to consider the following highlights of our 2011 executive compensation program in connection with your vote on this proposal:

  Our NEOs’ target (i.e., opportunity) total compensation levels are approximately 24% below the 50th percentile of our benchmarking peer group.

  We continue to provide only minimal executive perquisites (only those prevalent in the marketplace and that are conducive to promoting our desired business outcomes), and no tax gross-ups were made on any perquisites.

  Payments under the Management Incentive Compensation Plan and the Performance Share Sub-Plan are based on the achievement of multiple performance factors that we believe drive shareholder value.

  The Compensation Committee of our Parent’s Board made a number of decisions to reflect management’s achievement of key strategic initiatives, including: providing on average a 3% merit-based increase; awarding equity grants at target value; awarding ad hoc restricted stock unit grants to each of the NEOs to, among other things, provide a long-term retention incentive for the pending merger with Duke Energy; and increasing our Chairman’s annual incentive target opportunity from 85% to 100%.

PROXY STATEMENT

     See pages 20 to 36 of this Proxy Statement for more information regarding these elements of our executive program and decisions.

FOR THESE REASONS, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
THAT THE SHAREHOLDERS VOTE, ON AN ADVISORY BASIS, “FOR” THE
FOLLOWING RESOLUTION:

RESOLVED, THAT OUR SHAREHOLDERS APPROVE, ON AN ADVISORY BASIS, THE
COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THE
COMPENSATION DISCUSSION AND ANALYSIS, THE COMPENSATION TABLES AND ANY
RELATED NARRATIVE DISCUSSION CONTAINED IN THIS PROXY STATEMENT.

Carolina Power & Light Proxy Statement

REPORT OF THE AUDIT AND CORPORATE
PERFORMANCE COMMITTEE

     The Audit and Corporate Performance Committee of Progress Energy’s Board of Directors (the “Audit Committee”) has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2011, with the Company’s management and with Deloitte & Touche LLP, the Company’s independent registered public accounting firm. The Audit Committee discussed with Deloitte & Touche LLP the matters required to be discussed by Statement on Auditing Standards No. 114, as amended (AICPA, Professional Standards, Vol. 1 AU Section 380) as adopted by the Public Company Accounting Oversight Board in Rule 3200T, by the SEC’s Regulation S-X, Rule 2-07, and by the NYSE’s Corporate Governance Rules, as may be modified, amended or supplemented.

     The Audit Committee has received the written disclosures and the letter from Deloitte & Touche LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with Deloitte & Touche LLP its independence.

     Based upon the review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, for filing with the SEC.

Audit and Corporate Performance Committee
of the Progress Energy Board of Directors

Theresa M. Stone, Chair
James E. Bostic, Jr.
W. Steven Jones
Charles W. Pryor, Jr.
Carlos A. Saladrigas
Alfred C. Tollison, Jr.

     Unless specifically stated otherwise in any of the Company’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, the foregoing Report of the Audit Committee shall not be incorporated by reference into any such filings and shall not otherwise be deemed filed under such Acts.

PROXY STATEMENT

DISCLOSURE OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S FEES

     The Audit and Corporate Performance Committee of Progress Energy’s Board of Directors (the “Audit Committee”) has actively monitored all services provided by its independent registered public accounting firm, Deloitte & Touche LLP, the member firms of Deloitte & Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte”) and the relationship between audit and nonaudit services provided by Deloitte. Progress Energy has adopted policies and procedures for preapproving all audit and permissible nonaudit services rendered by Deloitte, and the fees billed for those services. Those policies and procedures apply to Progress Energy and its subsidiaries, including the Company. Progress Energy’s Controller is responsible to the Audit Committee for enforcement of this procedure, and for reporting noncompliance. Pursuant to the preapproval policy, the Audit Committee specifically preapproved the use of Deloitte for audit, audit-related and tax services.

     The preapproval policy requires management to obtain specific preapproval from the Audit Committee for the use of Deloitte for any permissible nonaudit services, which generally are limited to tax services, including tax compliance, tax planning, and tax advice services such as return review and consultation and assistance. Other types of permissible nonaudit services will not be considered for approval except in limited instances, which could include circumstances in which proposed services provide significant economic or other benefits to us. In determining whether to approve these services, the Audit Committee will assess whether these services adversely impair the independence of Deloitte. Any permissible nonaudit services provided during a fiscal year that (i) do not aggregate to more than 5 percent of the total fees paid to Deloitte for all services rendered during that fiscal year and (ii) were not recognized as nonaudit services at the time of the engagement must be brought to the attention of Progress Energy’s Controller for prompt submission to the Audit Committee for approval. These de minimis nonaudit services must be approved by the Audit Committee or its designated representative before the completion of the services. Nonaudit services that are specifically prohibited under the Sarbanes-Oxley Act Section 404, SEC rules, and Public Company Accounting Oversight Board (“PCAOB”) rules are also specifically prohibited under the policy.

     Prior to approval of permissible tax services by the Audit Committee, the policy requires Deloitte to (1) describe in writing to the Audit Committee (a) the scope of the service, the fee structure for the engagement and any side letter or other amendment to the engagement letter or any other agreement between the Company and Deloitte relating to the service and (b) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between Deloitte and any person (other than the Company) with respect to the promoting, marketing or recommending of a transaction covered by the service; and (2) discuss with the Audit Committee the potential effects of the services on the independence of Deloitte.

     The policy requires Progress Energy’s Controller to update the Audit Committee throughout the year as to the services provided by Deloitte and the costs of those services. The policy also requires Deloitte to annually confirm its independence in accordance with SEC and NYSE standards. The Audit Committee will assess the adequacy of this policy as it deems necessary and revise accordingly.

     Set forth in the table below is certain information relating to the aggregate fees billed by Deloitte for professional services rendered to us for the fiscal years ended December 31, 2011 and 2010.

	2011	2010
Audit fees	$1,901,000	$1,628,000
Audit-related fees	1,000	1,000
Tax fees	15,000	18,000
Other fees	–	–
Total fees	$1,917,000	$1,647,000

Carolina Power & Light Proxy Statement

     Audit fees include fees billed for services rendered in connection with (i) the audits of our annual financial statements; (ii) the reviews of the financial statements included in our Quarterly Reports on Form 10-Q; (iii) accounting consultations arising as part of the audits; and (iv) audit services in connection with statutory, regulatory or other filings, including comfort letters and consents in connection with SEC filings and financing transactions.

     Audit-related fees include fees billed for accounting research tool subscriptions.

     Tax fees include fees billed for tax compliance matters.

     The Audit Committee has concluded that the provision of the nonaudit services listed above as “Tax fees” is compatible with maintaining Deloitte’s independence.

     None of the services provided required approval by the Audit Committee pursuant to the de minimis waiver provisions described above.

PROXY STATEMENT

PROPOSAL 3—RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

     The Audit and Corporate Performance Committee of Progress Energy’s Board of Directors (the “Audit Committee”) has selected Deloitte & Touche LLP (“Deloitte & Touche”) as our independent registered public accounting firm for the fiscal year ending December 31, 2012, and has directed that the Company’s Board submit the selection of that independent registered public accounting firm for ratification by our shareholders at the 2012 Annual Meeting of Shareholders. Deloitte & Touche has served as the independent registered public accounting firm for our Company and its predecessors since 1930. In selecting Deloitte & Touche, the Audit Committee considered carefully Deloitte & Touche’s previous performance for us, its independence with respect to the services to be performed and its general reputation for adherence to professional auditing standards. A representative of Deloitte & Touche will be present at the Annual Meeting of Shareholders, will have the opportunity to make a statement and will be available to respond to appropriate questions. Shareholder ratification of the selection of Deloitte & Touche as our independent registered public accounting firm is not required by our By-Laws or otherwise. However, we are submitting the selection of Deloitte & Touche to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Deloitte & Touche. Even if the shareholders ratify the selection, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it is determined that such a change would be in the best interest of the Company and its shareholders.

     Valid proxies received pursuant to this solicitation will be voted in the manner specified. Where no specification is made, the shares represented by the accompanying proxy will be voted “FOR” the ratification of the selection of Deloitte & Touche as our independent registered public accounting firm. Votes (other than votes withheld) will be cast pursuant to the accompanying proxy for the ratification of the selection of Deloitte & Touche.

     The proposal to ratify the selection of Deloitte & Touche to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2012, requires approval by a majority of the votes actually cast by holders of shares present in person or represented by proxy at the online Annual Meeting of Shareholders and entitled to vote thereon. Abstentions from voting and broker nonvotes will not count as shares voted and will not have the effect of a “negative” vote, as described in more detail under the heading “PROXIES” on page 2.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE
RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE AS OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM.

Carolina Power & Light Proxy Statement

FINANCIAL STATEMENTS

     Our 2011 Annual Report, which includes our Parent’s consolidated financial statements as of December 31, 2011, and 2010, and for each of the three years in the period ended December 31, 2011, together with the report of Deloitte & Touche LLP, our independent registered public accounting firm, was provided to those who were shareholders of record as of the close of business on March 2, 2012.

FUTURE SHAREHOLDER PROPOSALS

     Shareholder proposals submitted for inclusion in the proxy statement for our 2013 Annual Meeting must be received no later than December 1, 2012, at our principal executive offices, addressed to the attention of:

Corporate Secretary Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc. P.O. Box 1551 Raleigh, North Carolina 27602-1551

     Upon receipt of any such proposal, we will determine whether or not to include such proposal in the proxy statement and proxy in accordance with regulations governing the solicitation of proxies.

     In order for a shareholder to nominate a candidate for director, under our By-Laws timely notice of the nomination must be received by the Corporate Secretary of the Company either by personal delivery or by United States registered or certified mail, postage pre-paid, not later than the close of business on the 120th calendar day before the date our proxy statement was released to shareholders in connection with the previous year’s annual meeting. In no event shall the public announcement of an adjournment or postponement of an annual meeting or the fact that an annual meeting is held after the anniversary of the preceding annual meeting commence a new time period for a shareholder’s giving of notice as described above. The shareholder filing the notice of nomination must include:

  As to the shareholder giving the notice:
–	the name and address of record of the shareholder who intends to make the nomination, the beneficial owner, if any, on whose behalf the nomination is made and of the person or persons to be nominated;

–	the class and number of our shares that are owned by the shareholder and such beneficial owner;

–	a representation that the shareholder is a holder of record of our shares entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; and

–	a description of all arrangements, understandings or relationships between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder.
  As to each person whom the shareholder proposes to nominate for election as a director:
–	the name, age, business address and, if known, residence address of such person;

–	the principal occupation or employment of such person;

–	the class and number of shares of our stock that are beneficially owned by such person;

PROXY STATEMENT

–	any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors or is otherwise required by the rules and regulations of the SEC promulgated under the Securities Exchange Act of 1934; and

–	the written consent of such person to be named in the proxy statement as a nominee and to serve as a director if elected.

     In order for a shareholder to bring other business before a shareholder meeting, we must receive timely notice of the proposal not later than the close of business on the 60th day before the first anniversary of the immediately preceding year’s annual meeting. Such notice must include:

  the information described above with respect to the shareholder proposing such business;

  a brief description of the business desired to be brought before the annual meeting, including the complete text of any resolutions to be presented at the annual meeting, and the reasons for conducting such business at the annual meeting; and

  any material interest of such shareholder in such business.

     These requirements are separate from the requirements a shareholder must meet to have a proposal included in our proxy statement.

     Any shareholder desiring a copy of our By-Laws will be furnished one without charge upon written request to the Corporate Secretary. A copy of the By-Laws, as amended and restated on May 13, 2009, was filed as an exhibit to our Quarterly Report on Form 10-Q for the quarter ended June 30, 2009, and is available through the SEC’s website at www.sec.gov.

OTHER BUSINESS

     The Board of Directors does not intend to bring any business before the meeting other than that stated in this Proxy Statement. The Board knows of no other matter to come before the meeting. If other matters are properly brought before the meeting, it is the intention of the Board of Directors that the persons named in the enclosed proxy will vote on such matters pursuant to the proxy in accordance with their best judgment.

Carolina Power & Light Proxy Statement

Exhibit A

POLICY AND PROCEDURES WITH RESPECT TO
RELATED PERSON TRANSACTIONS

A. Policy Statement

     The Company’s Board of Directors (the “Board”) recognizes that Related Person Transactions (as defined below) can present heightened risks of conflicts of interest or improper valuation or the perception thereof. Accordingly, the Company’s general policy is to avoid Related Person Transactions. Nevertheless, the Company recognizes that there are situations where Related Person Transactions might be in, or might not be inconsistent with, the best interests of the Company and its stockholders. These situations could include (but are not limited to) situations where the Company might obtain products or services of a nature, quantity or quality, or on other terms, that are not readily available from alternative sources or when the Company provides products or services to Related Persons (as defined below) on an arm’s length basis on terms comparable to those provided to unrelated third parties or on terms comparable to those provided to employees generally. The Company, therefore, has adopted the procedures set forth below for the review, approval or ratification of Related Person Transactions.

     This Policy has been approved by the Board. The Corporate Governance Committee (the “Committee”) will review and may recommend to the Board amendments to this Policy from time to time.

B. Related Person Transactions

     For the purposes of this Policy, a “Related Person Transaction” is a transaction, arrangement or relationship, including any indebtedness or guarantee of indebtedness, (or any series of similar transactions, arrangements or relationships) in which the Company (including any of its subsidiaries) was, is or will be a participant and the amount involved exceeds $120,000, and in which any Related Person had, has or will have a direct or indirect material interest.

     For purposes of this Policy, a “Related Person” means:

1.	any person who is, or at any time since the beginning of the Company’s last fiscal year was, a director or executive officer (i.e. members of the Senior Management Committee and the Controller) of the Company, Progress Energy Carolinas, Inc., or Progress Energy Florida, Inc. or a nominee to become a director of the Company, Progress Energy Carolinas, Inc., or Progress Energy Florida, Inc.;

2.	any person who is known to be the beneficial owner of more than 5% of any class of the voting securities of the Company or its subsidiaries;

3.	any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the director, executive officer, nominee or more than 5% beneficial owner, and any person (other than a tenant or employee) sharing the household of such director, executive officer, nominee or more than 5% beneficial owner; and

4.	any firm, corporation or other entity in which any of the foregoing persons is employed or is a general partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest.

PROXY STATEMENT

C. Approval Procedures

1.	The Board has determined that the Committee is best suited to review and approve Related Person Transactions. Accordingly, at each calendar year’s first regularly scheduled Committee meeting, management shall recommend Related Person Transactions to be entered into by the Company for that calendar year, including the proposed aggregate value of such transactions if applicable. After review, the Committee shall approve or disapprove such transactions and at each subsequently scheduled meeting, management shall update the Committee as to any material change to those proposed transactions.

2.	In determining whether to approve or disapprove each related person transaction, the Committee will consider various factors, including the following:
  the identity of the related person;

  the nature of the related person’s interest in the particular transaction;

  the approximate dollar amount involved in the transaction;

  the approximate dollar value of the related person’s interest in the transaction;

  whether the related person’s interest in the transaction conflicts with his obligations to the Company and its shareholders;

  whether the transaction will provide the related person with an unfair advantage in his dealings with the Company; and

  whether the transaction will affect the related person’s ability to act in the best interests of the Company and its shareholders
The Committee will only approve those related person transactions that are in, or are not inconsistent with, the best interests of the Company and its shareholders.

3.	In the event management recommends any further Related Person Transactions subsequent to the first calendar year meeting, such transactions may be presented to the Committee for approval at the next Committee meeting. In these instances in which the Legal Department, in consultation with the President and Chief Operating Officer, determines that it is not practicable or desirable for the Company to wait until the next Committee meeting, any further Related Person Transactions shall be submitted to the Chair of the Committee (who will possess delegated authority to act between Committee meetings). The Chair of the Committee shall report to the Committee at the next Committee meeting any approval under this Policy pursuant to his/her delegated authority.

4.	No member of the Committee shall participate in any review, consideration or approval of any Related Person Transaction with respect to which such member or any of his or her immediate family members is the Related Person. The Committee (or the Chair) shall approve only those Related Person Transactions that are in, or are not inconsistent with, the best interests of the Company and its stockholders, as the Committee (or the Chair) determines in good faith. The Committee or Chair, as applicable, shall convey the decision to the President and Chief Operating Officer, who shall convey the decision to the appropriate persons within the Company.

Carolina Power & Light Proxy Statement

D. Ratification Procedures

     In the event the Company’s Chief Executive Officer, President and Chief Operating Officer, Chief Financial Officer or General Counsel becomes aware of a Related Person Transaction that has not been previously approved or previously ratified under this Policy, said officer shall immediately notify the Committee or Chair of the Committee, and the Committee or Chair shall consider all of the relevant facts and circumstances regarding the Related Person Transaction. Based on the conclusions reached, the Committee or the Chair shall evaluate all options, including but not limited to ratification, amendment, termination or recession of the Related Person Transaction, and determine how to proceed.

E. Review of Ongoing Transactions

     At the Committee’s first meeting of each calendar year, the Committee shall review any previously approved or ratified Related Person Transactions that remain ongoing and have a remaining term of more than six months or remaining amounts payable to or receivable from the Company of more than $120,000. Based on all relevant facts and circumstances, taking into consideration the Company’s contractual obligations, the Committee shall determine if it is in the best interests of the Company and its stockholders to continue, modify or terminate the Related Person Transaction.

F. Disclosure

     All Related Person Transactions are to be disclosed in the filings of the Company, Progress Energy Carolinas, Inc. or Progress Energy Florida, Inc., as applicable, with the Securities and Exchange Commission as required by the Securities Act of 1933 and the Securities Exchange Act of 1934 and related rules. Furthermore, all Related Person Transactions shall be disclosed to the Corporate Governance Committee of the Board and any material Related Person Transaction shall be disclosed to the full Board of Directors.

     The material features of this Policy shall be disclosed in the Company’s annual report on Form 10-K or in the Company’s proxy statement, as required by applicable laws, rules and regulations.

IMPORTANT ANNUAL MEETING INFORMATION

                   MR A SAMPLE
                   DESIGNATION (IF ANY)
                   ADD 1
                   ADD 2
                   ADD 3
                   ADD 4
                   ADD 5
                   ADD 6

Voting Instructions
You can vote by telephone!
Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose the voting method outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by telephone must be received by 10:00 a.m., Eastern Daylight Time, on May 7, 2012.

Vote by telephone

  Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	X

Annual Meeting Proxy Card

▼IF YOU HAVE NOT VOTED VIA THE TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

A	Proposals —	The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1, FOR Proposal 2 and FOR Proposal 3, all of which are sponsored by the Company.

1. Election of Directors:
	For	Withhold		For	Withhold		For	Withhold		For	Withhold
01 - J. Corbett	☐	☐	02 - W. Johnson	☐	☐	03 - J. Lyash	☐	☐	04 - J. McArthur	☐	☐

05 - M. Mulhern	☐	☐	06 - J. Scarola	☐	☐	07 - P. Sims	☐	☐	08 - L. Yates	☐	☐

		For	Against	Abstain			For	Against	Abstain
2.	Advisory (nonbinding) vote to approve the Company’s executive compensation.	☐	☐	☐	3.	Ratification of the selection of Deloitte & Touche LLP as Carolina Power & Light Company’s independent registered public accounting firm for 2012.	☐	☐	☐

4.	In their discretion the proxies are authorized to vote upon such other business that is properly brought before the meeting or any adjournment thereof.

B	Non-Voting Items
Change of Address — Please print new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

2012 Annual Meeting of Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc. Shareholders
May 7, 2012 at 9:00 a.m.
Meeting will be held via live webcast on the Internet at:
http://www.media-server.com/m/p/q2v8ud37

Dear Shareholder,

Please take note of the important information enclosed with the Proxy Card. That information relates to the management and operations of your Company and requires your immediate attention and approval. Details are discussed in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this Proxy Card to indicate how you would like your shares to be voted, then sign the card and return it in the enclosed postage paid envelope. If you prefer, you may vote by telephone by following the instructions in the proxy materials.

Your vote must be submitted prior to the Annual Meeting of Shareholders to be held May 7, 2012, unless you plan to vote during the Meeting.

Thank you in advance for your prompt consideration of these matters.

▼IF YOU HAVE NOT VOTED VIA THE TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

Annual Meeting Proxy Card
Carolina Power & Light Company
d/b/a Progress Energy Carolinas, Inc.
410 S. Wilmington Street
Raleigh, North Carolina 27601

This Proxy is Solicited on Behalf of the Board of Directors of the Company.

The undersigned hereby appoints William D. Johnson and David B. Fountain, and each of them as Proxies, with full power of substitution, to vote the shares of stock of Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc. (the “Company”) registered in the name of the undersigned, or which the undersigned has the power to vote, at the Annual Meeting of Shareholders of the Company to be held Monday, May 7, 2012, at 9:00 a.m., and at any adjournment thereof, for the election of each nominee for director, for the proposals set forth on the reverse side hereof, and upon other matters properly brought before the meeting. The undersigned acknowledges receipt of the notice of said Annual Meeting and the proxy statement.

THIS PROXY WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH NOMINEE FOR DIRECTOR, FOR PROPOSAL 2 AND FOR PROPOSAL 3, AND IN THE PROXIES’ DISCRETION UPON OTHER MATTERS BROUGHT BEFORE THE MEETING, ALL AS SET FORTH IN THE PROXY STATEMENT. THE DIRECTOR NOMINEES ARE: J. CORBETT, W. JOHNSON, J. LYASH, J. McARTHUR, M. MULHERN, J. SCAROLA, P. SIMS, AND L. YATES. IF ANY DIRECTOR BECOMES UNAVAILABLE, THE PROXIES WILL VOTE FOR A SUBSTITUTE DESIGNATED BY THE BOARD.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.